Exhibit 10.8

AIR COMMERCIAL REAL ESTATE ASSOCIATION

STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE — GROSS

(DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1.	Basic Provisions (“Basic Provisions”).

1.1 Parties: This Lease (“Lease”), dated for reference purposes only October 8, 2015 is made by and between Parkshore Partners, LLC, a California limited liability company (“Lessor”) and PowerSchool Group LLC, a Delaware limited liability company (“Lessee”) (collectively the “Parties,” or individually a “Party”).

1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 150 Parkshore Drive, Folsom located in the County of Sacramento , State of California and generally described as (describe briefly the nature of the property and, if applicable, the “Project”, if the property is located within a Project) a single-occupant office building containing approximately 61,338 rentable square feet ( the “Building”) more particularly shown on Exhibit A attached hereto (“Premises”) (See also Paragraph 2)

1.3 Term: seven years and three months (“Original Term”) commencing See Addendum (“Commencement Date”) and ending See Addendum (“Expiration Date”).

(See also paragraph 3).

~~1.4 Early Possession: If the Premises are available Lessee may have non exclusive possession of the Premises commencing                  (“Early Possession Date”), (See also Paragraph 3.2 and 3.3)~~

1.5 Base Rent: $ 80,000.00 per month (“Base Rent”) , payable on the first day of each month commencing on the Commencement Date, subject to abatement as provided in Paragraph 52 (See also Paragraph 4)

☑ If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted, See Paragraph 53

1.6 Base Rent and Other Monles Paid Upon Execution:

(a) Base Rent: $80,000.00 for the period 10th month of the Term

(b) Security Deposit: $ 120,000.00 (“Security Deposit”) (See also Paragraph 5)

(c) Association Fees: $ N/A for the period

(d) Other: $                 for

(e) Total Due Upon Execution of this Lease: $200,000.00

1.7 Agreed Use: General administrative and office use consistent with a technology and information services company (See also Paragraph 6)

1.8 Insuring Party: Lessor is the “Insuring Party”. ~~The annual “Base Premium” is $~~                 (See also Paragraph 8)

1.9 Real Estate Brokers: (See also Paragraph 15 and 25)

(a) Representation: The following real estate brokers (the “Brokers”) and brokerage relationships exist in this transaction (check) applicable boxes):

☑ Newmark, Cornish & Carey represents Lessor exclusively (“Lessor’s Broker”);

☑ CBRE represents Lessee exclusively (“Lessee’s Broker”); or

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☐                                                                   represents both Lessor and Lessee (“Dual Agency”).

(b) Payment to Brokers: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement. ~~(or if there is no such agreement, the sum of                 or                % of the total Base Rent) for the brokerage services rendered by the Brokers.~~

1.10	~~Guarantor. The obligations of the Lessee under this Lease are to be guaranteed by   (“Guarantor”). (See also Paragraph 37)~~

1.11	Attachments. Attached hereto are the following all of which constitute a part of this Lease :

☑ an Addendum consisting of Paragraphs 51 through 80 ;

☐ a plot plan depicting the Premises ;

☐ a current set of the Rules and Regulations ;

☐ a work Letter;

☐ a energy disclosure addendum is attached ;

☑ other (specify) : Exhibit A : Detailed description of parcel with diagram depicting Premises, Building and Project.

Exhibit B : Data Verification Checklist.

Exhibit C : Initial Tenant Improvement construction plans.

2.	Premises.

2.1 Letting. Lessor hereby leases to Lessee, and hereby Leases from Lessor , the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. While the approximate square footage of the Premises may have been used in the marketing of the Premises for purposes of comparison, the Base Rent stated herein is NOT tied to square footage and is not subject to adjustment should the actual size be determined to be different. Note: Lessee is advised to verify the actual size prior to executing this Lease.

~~2.2 Condition. Lesser shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs (“Start Date”) , and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee and in effect within thirty days following the Start Date, warrants that the existing electrical , plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems (“HVAC”), loading doors, sump pumps, if any and all other such elements in the Premises. other than those constructed by Lessee, shall be in good operating condition on said date and that the surface and structural elements of the roof, bearing walls and foundation of any, buildings on the Premises. (the “Building”) shall be free of material defects, and that the Unit does not contain hazardous levels of any mold or fungi defined as toxic under applicable state of federal law. If a noncompliance with said warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Lessor shall, as Lessor’s sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, malfunction or failure, rectify same at Lessee’s expenses. The warranty periods shall be as follows: (i) 6 months as to the HVAC systems and (ii) 30 days as to the remaining systems and other elements of the Building. If Lessee does not give Lessor the required notice within the appropriate warranty period, correction of any such non compliance, malfunction or failure shall be the obligation of Lessee at Lessee’s sole cost and expense, except for the roof, foundations, and bearing walls which are handled as provided in paragraph 7. Lessor also warrants, that unless otherwise specified in writing, Lessor is unaware of (i) any recorded Notices of Default affecting the Premise; (ii) any delinquent amounts due under any loan secured by the Promises; and (iii) any bankruptcy proceeding affecting the Premises.~~

2.3 Compliance. Lessor warrants that to the best of its knowledge the improvements on the Premises comply with the building codes, applicable laws, covenants or restrictions of record, regulations, and ordinances (“Applicable Requirements”) that were in effect at the time that each improvement or portion thereof, was constructed. Said warranty does not apply to the use to which Lessee will put the Premises, modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Lessee’s use (see Paragraph 50), or any Alterations or Utility Installations (as defined in Paragraph 7.3 (a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the Applicable Requirements, and especially the zoning, are appropriate for Lessee’s intended use, and acknowledges that past uses of the Premises may no longer be allowed. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor’s expense. If Lessee does not given Lessor written notice of a non-compliance with this warranty within 6 months following the Start date, correction of that non –compliance shall be the obligation of lessee at Lessee’s sole cost and expense. If the Applicable Requirements are hereafter changed so as to require during the term of this Lease the construction of an addition to or an alteration of the Premises and/or Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Unit, Premises and/or Building, (“Capital Expenditure”), Lessor and Lessee shall allocate the cost of such work as follows:

(a) Subject to paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditure is required during the last 2 years of this Lease and the cost there of exceeds 6 months Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within 10 days after receipt of Lessee’s termination notice that Lessor has elected to pay the differences between the actual cost thereof and an amount equal to 6 months, Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying termination date at least 90 days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

(b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor shall pay for such Capital Expenditure ~~and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease or any extension thereof , on the date that on which the Base Rent is due , an amount equal to 1/144th of the portion of such costs reasonably attributable to the Premises. Lessee shall pay Interest on the balance but may prepay its obligation at any time.~~ If, however,

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such Capital Expenditure is required during the last 2 years of this Lease or if Lessor reasonably determines that it is not economically feasible to pay its share thereof, Lessor shall have the option to terminate this Lease upon 90 days prior written notice to Lessee unless Lessee notifies Lessor, in writing, within 10 days after receipt of Lessor’s termination notice that Lessee will pay for such Capital Expenditure. If Lessor does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Lessee may advance such funds and deduct same, with Interest, from Rent until Lessor’s share of such costs have been fully paid. If Lessee is unable to finance Lessor’s share, or if the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Lessee on an offset basis, Lessee shall have the right to terminate this Lease upon 30 days written notice to Lessor.

(c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are Instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall either: (i) immediately cease such changed use or intensity of use and/or take such other steps as may be necessary to eliminate the requirement for such Capital Expenditure, or (ii) complete such Capital Expenditure at its own expense, Lessee shall not, however, have any right to terminate this Lease.

2.4 Acknowledgements. Lessee acknowledges that: (a) it has been given an opportunity to inspect and measure the Premises, (b) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the size and condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Lessee’s intended use, (c) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, (d) it is not relying on any representation as to the size of the Premises made by Brokers or Lessor, (e) the square footage of the Premises was not material to Lessee’s decision to lease the Premises and pay the Rent stated herein, and (f) neither Lessor, Lessor’s agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Lessee’s ability to honor the Lease or suitability to occupy the Premises, and (ii) it is Lessor’s sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

2.5 Lessee as Prior Owner/Occupant. The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work.

3.	Term.

3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

3.2 Early Possession. Any provision herein granting Lessee Early Possession of the Premises is subject to and conditioned upon the Premises being available for such possession prior to the Commencement Date. Any grant of Early Possession only conveys a non-exclusive right to occupy the Premises. If Lessee totally or partially occupies the Premises prior to the Commencement Date , the obligation to pay Base Rent shall be abated for the period of such Early Possession. All other terms of this Lease (including but not limited to the obligations to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such Early Possession shall not affect the Expiration Date.

3.3 Delay in Possession. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession by such date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or change the Expiration Date. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until Lessor delivers possession of the Premises and any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession is not delivered within 60 days after the Commencement Date, as the same may be extended under the terms of any Work Letter executed by Parties, Lessee may, at its option, by notice in writing within 10 days after the end of such 60 day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said 10 day period, Lessee’s right to cancel shall terminate. If possession of the Premises is not delivered within 120 days after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

3.4 Lessee Compliance. ~~Lessor shall not be required to deliver possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor’s election to withhold possession pending receipt of such evidence of insurance. Further, if~~ If Lessee is required to perform any ~~other~~ conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.	Rent

4.1. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent (“Rent”).

4.2 Payment. Lessee shall cause payment of Rent to be received by Lessor in lawful; money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. All monetary amounts shall be rounded to the nearest whole dollar. In the event that any invoice prepared by Lessor is inaccurate such inaccuracy shall not constitute a waiver and Lessee shall be obligated to pay the amount set forth in this Lease, Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor’s rights to the balance of such Rent, regardless of Lessor’s endorsement of any check so stating. In the event that any check, draft, or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of $25 in addition to any Late Charge and Lessor, at its option, may require all future payments to be made by Lessee to be by cashier’s check. Payments will be applied first to accrued late charges and attorney’s fees, second to accrued interest, then to Base Rent, Insurance and Real Property Taxes, and any remaining amount to any other outstanding charges or costs.

~~4.3 Association Fees. In addition to the Base Rent, Lessee shall pay to Lessor each month an amount equal to any owner’s association or condominium fees levied or assessed against the Premises. Said monies shall be paid at the same time and in the same manner as the Base Rent.~~

5.         Security Deposit. Lessee shall deposit it with Lessor upon execution hereof the Security Deposit as security for Lessee’s faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount already due Lessor, for Rents which will be due in the future, and/or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any

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Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the increased Base Rent as the Initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor’s reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change in control of Lessor’s occurs during this Lease and following such change the financial condition of Lessee is, in Lessor’s reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on such change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within 90 days after the expiration or termination of this Lease, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

6.	Use.

        6.1 Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of or causes damage to neighboring premises or properties. Other than guide, signal and seeing eye dogs, Lessee shall not keep or allow in the Premises any pets, animals, birds, fish, or reptiles. ~~Lessor shall not unreasonably withhold or delay its consent to any written request for a modification of the Agreed Use, so long as the same will not impair the structural integrity of the improvements on the Premises or the mechanical or electrical systems therein, and/or is not significantly more burdensome to the Premises. If Lessor elects to withhold consent, Lessor shall within 7 after such request give written notification of same, which notice shall include an explanation of Lessor’s objections to the change in the Agreed Use.~~

6.2	Hazardous Substances.

(a) Reportable Uses Require Consent. The term “Hazardous Substance” as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release , either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially Injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee’s expense) with all Applicable Requirements. “Reportable Use” shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from , or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and /or (iii) the presence at the Premises of a Hazardous Substances with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, ordinary office supplies (copier toner, liquid paper, glue, etc.) and common household cleaning materials, so long as such use is in compliance with all Applicable Requirements , is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, it the public, the Premises and/or the environment against damage, contamination, injury and/or liability, Including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

(b) Duty to inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

(c) Lessee Remediation. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee’s expense, comply with all Applicable Requirements and take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

(d) Lessee Indemnification. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys’ and consultants’ fees arising out of or involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from adjacent properties not caused or contributed to by Lessee). Lessee’s obligations shall include, but not be limited to, the effects of any restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

(e) Lessor Indemnification. Except as otherwise provided in paragraph 8.7, Lessor and its successors and assigns shall indemnify, defend, reimburse and hold Lessee, its employees and lenders, harmless from and against any and all environmental damages, including the cost of remediation, which result from Hazardous Substance which existed on the Premises prior to Lessee’s occupancy or which are caused by the gross negligence or willful misconduct of Lessor, its agents or employees. Lessor’s obligations, as and when required by the Applicable Requirements, shall include, but not be limited to, the cost of investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease.

(f) Investigations and Remediations. Lessor shall retain the responsibility and pay for any investigations or remediation measures required by governmental entities having jurisdiction with respect to the existence of Hazardous Substances on the Premises prior to Lessee’s occupancy, unless such remediation measure is required as a result of Lessee’s use (including “Alterations”, as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor’s agents to have reasonable access to the Premises at reasonable times in order to carry out Lessor’s investigative and remedial responsibilities.

(g) Lessor Termination Option. If a Hazardous Substance Condition (see Paragraph 9.1(e)) occurs during the term of this Lease,

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unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor’s rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor’s option, either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to remediate such condition exceeds 12 times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within 30 days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor’s desire to terminate this Lease as of the date 60 days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within 10 days thereafter, give written notice to Lessor of Lessee’s commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to 12 times the then monthly Base Rent or $100,000, whichever is greater, Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor’s notice of termination. (See Addendum Paragraph 69.)

6.3 Lessee’s Compliance with Applicable Requirements. Except as otherwise provided in the Lease, Lessee shall, at Lessee’s sole expense, fully, diligently and in a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor’s engineers and/or consultants which relate in any manner to the Premises, without regard to whether said Applicable Requirements are now in effect or become effective after the Start Date. Lessee shall, within 10 days after receipt of Lessor’s written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee’s compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises and to comply with any Applicable Requirements. Likewise, Lessee shall immediately give written notice to Lessor of: (i) any water damage to the Premises and any suspected seepage, pooling, dampness or other condition conductive to the production of mold; or (ii) any mustiness or other odors that might indicate the presence of mold in the Premises. In addition, Lessee shall provide Lessor with copies of its business license, certificate of occupancy and/or any similar document within 10 days of the receipt of a written request therefor.

6.4 Inspection; Compliance. Lessor and Lessor’s “ Lender” (as defined in Paragraph 30) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a Hazardous Substance Condition (see paragraph 9.1) is found to exist or be imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspection, so long as such inspection is reasonably related to the violation or contamination. In addition, Lessee shall provide copies of all relevant material safety data sheets (MSDS) to Lessor within 10 days of the receipt of a written request therefor.

7. Maintenance; Repairs; Utility Installation; Trade Fixtures and Alterations.

7.1 Lessee’s Obligations. (See Addendum.)

~~(a) In General. Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee’s Compliance with Applicable Requirements), 7.2 (Lessor’s Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee’s sole expense, keep the Premises, Utility Installations (intended for Lessee’s exclusive use, no matter where located), and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee’s use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, HVAC equipment, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior and exterior), ceilings, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, or adjacent to the Premises. Lessee is also responsible for keeping the roof and roof drainage clean and free of debris. Lessor shall keep the surface and structural elements of the roof, foundations, and bearing walls in good repair (see paragraph 7.2). Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee’s obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. Lessee shall, during the term of this Lease, keep the exterior appearance of the Building in a first class condition (including, e.g. graffiti removal) consistent with the exterior appearance of other similar facilities of comparable age and size in the vicinity, including, when necessary, the exterior repainting of the Building.~~

~~(b) Service Contracts. Lessee shall, at Lessee’s sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors-specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, and (v) clarifiers. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain any or all of such service contracts, and Lessee shall reimburse Lessor, upon demand, for the cost thereof.~~

~~(c) Failure to Perform. If Lessee fails to perform Lessee’s obligations under this Paragraph 7.1 Lessor may enter upon the Promises after 10 days’ prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee’s behalf, and put the Premises in good order, condition and repair, and Lessee shall promptly pay to Lessor a sum equal to 115% of the cost thereof.~~

~~(d) Replacement. Subject to Lessee’s indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee’s failure to exercise and perform good maintenance practices, if an item described in Paragraph 7.1 (b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such item, then such item shall be replaced by Lesser, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is 144(ie.1/144th of the cost per month). Lessee shall pay interest on the unamortized balance but may prepay its obligation at any time.~~

7.2 Lessor’s Obligations. (See Addendum.) ~~Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 9 (Damage or Destruction) and 14 (Condemnation). it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of the Lessee, except for the surface and structural elements of the roof. foundations and bearing walls, the repair of which shall be the responsibility of Lessor upon receipt of written notice that~~

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~~such a repair is necessary. It is the intention of the Parties that the terms of this Lease govern respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter In effect to the extent it is inconsistent with the terms of this Lease;~~

7.3 Utility Installations; Trade Fixtures; Alterations.

(a) Definitions. The term “Utility Installations” refers to all floor and window coverings, air and/or vacuum lines, power panels, electrical distribution, security and fire protection systems, communication cabling, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term “Trade Fixtures” shall mean Lessee’s machinery and equipment that can be removed without doing material damage to the Premises. The term “Alterations” shall mean any modification of the improvements, other than Utility installations or Trade Fixtures, whether by addition or deletion. “Lessee Owned Alterations and/or Utility Installations” are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4 (a)

(b) Consent. Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor’s prior written consent. Lessee may, however, make non-structural Alterations or Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, will not affect the electrical , plumbing, HVAC, and/or life safely systems, and the cumulative cost thereof during this Lease as extended does not exceed a sum equal to 3 month’s Base Rent in the aggregate or a sum equal to one month’s Base Rent in any one year. Notwithstanding the foregoing, Lessee shall not make or permit any roof penetrations and/or install anything on the roof without the prior written approval of Lessor. Lessor may, as a precondition to granting such approval, require Lessee’s: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans and specifications. For work which costs an amount in excess of one month’s Base Rent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to 150% of the estimated cost of such Alteration or Utility Installation and/or upon Lessee’s posting an additional Security Deposit with Lessor.

(c) Liens; Bonds. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic’s or materialmen’s lien against the Premises or any interest therein. Lessee shall give Lessor not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor’s attorneys’ fees and costs.

7.4 Ownership; Removal; Surrender; and Restoration.

(a) Ownership. Subject to Lessor’s right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

(b) Removal. By delivery to Lessee of written notice from Lessor not earlier than 90 and not later than 30 days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent. (See Addendum Paragraph 62.)

(c) Surrender; Restoration. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. “Ordinary wear and tear” shall not include any damage or deterioration that would have been prevented by good maintenance practice. Notwithstanding the foregoing, if this Lease is for 12 months or less, then Lessee shall surrender the Premises in the same condition as delivered to Lessee on the Start Date with NO allowance for ordinary wear and tear. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee. Lessee shall remove from the Premises any and all Hazardous Substances brought onto the Premises by or for Lessee, or any third party (except Hazardous Substances which were deposited via underground migration from areas outside of the Premises) to the level specified in Applicable Requirements. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. Any personal property of Lessee not removed on or before the Expiration Date or any earlier termination date shall be deemed to have been abandoned by Lessee and may be disposed of or retained by Lessor as Lessor may desire. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8. Insurance; Indemnity.

~~8.1 Payment of Premium Increases.~~

~~(a) Lessee shall pay to Lessor any insurance cost increase (“Insurance Cost Increase”) occurring during the term of this Lease. Insurance Cost Increase is defined as any increase in the actual cost of the insurance required under Paragraph 8.2(b), 8.3(a) and 8.3(b) over and above the Base Premium as hereinafter defined calculated on an annual basis. Insurance Cost Increase shall include but not be limited to increases resulting from the nature of Lessee’s occupancy, any act or omission of Lessee, requirements of the holder of mortgage or deed of trust- covering the Premises, increased valuation of the Premises and/or a premium rate increase. The parties are encouraged to fill in the Base Premium in paragraph 1.8 with a reasonable premium for the Required Insurance based on the Agreed Use of the Premises. If the parties fail to insert a dollar amount in Paragraph 1.8, then the Base Premium shall be the lowest annual premium reasonably obtainable for the Required Insurance as of the commencement of the Original Term for the Agreed Use of the Premises. In no event, however, shall Lessee be responsible for any portion of the increase in the premium cost attributable to liability insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence.~~

~~(b) Lessee shall pay any such Insurance Cost Increase to Lessor within 30 days after receipt by Lessee of a copy of the premium statement or other reasonable evidence of the amount due. If the insurance policies maintained hereunder cover other property besides the Premises, Lessor shall also deliver to Lessee a statement of the amount of such Insurance Cost-Increase attributable only to the Premises showing in reasonable detail the manner in which such amount was computed. Premiums for policy periods commencing prior to, or extending beyond the term of this Lease, shall be prorated to correspond to the term of this Lease.~~

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8.2	Liability Insurance.

(a) Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability policy of insurance protecting Lessee and Lessor as an additional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an annual aggregate of not less than $2,000,000. Lessee shall add Lessor as an additional insured by means of an endorsement at least as broad as the Insurance Service Organization’s “Additional Insured-Managers or Lessors of Premises” Endorsement. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an “Insured contract” for the performance of Lessee’s indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. Lessee shall provide an endorsement on its liability policy(ies) which provides that its insurance shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only. (See Addendum Paragraph 70.)

~~(b) Carried by Lessor. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.~~ (See Addendum Paragraph 71.)

8.3	Property Insurance - Building, Improvements and Rental Value.

(a) Building and Improvements. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any ground-lessor, and to any Lender insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full insurable replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lender, but in no event more than the commercially reasonable and available insurable value thereof. Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee’s personal property shall be insured by Lessee not by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall be on a special causes of loss form ~~insure against all risks of direct physical loss or damage~~ (except the perils of flood and/or earthquake unless required by a Lender or included in the Base Premium), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $5,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss.

(b) Rental Value. The Insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one year with an extended period of Indemnity for an additional 180 days (“Rental Value Insurance”). Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next 12 month period. Lessee shall be liable for any deductible amount in the event of such loss.

~~(c) Adjacent Premises. If the Premises are part of a larger building, or of a group of buildings owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the premiums for the property insurance of such building or buildings if said increase is caused by Lessee’s acts, omissions, use or occupancy of the Premises.~~

8.4	Lessee’s Property; Business Interruption Insurance; Worker’s Compensation Insurance.

(a) Property Damage. Lessee shall obtain and maintain Insurance coverage on all of Lessee’s personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations.

(b) Business Interruption. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils. (See Addendum Paragraph 72.)

(c) Worker’s Compensation Insurance. Lessee shall obtain and maintain Worker’s Compensation Insurance in such amount as may be required by Applicable Requirements. Such policy shall include a ‘Waiver of Subrogation’ endorsement. Lessee shall provide Lessor with a copy of such endorsement along with the certificate of Insurance or copy of the policy required by paragraph 8.5.

(d) No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee’s property, business operations or obligations under this Lease.

8.5 Insurance Policies. Insurance required herein shall be by companies maintaining during the policy term a “General Policyholders Rating” of at least A-, VII, as set forth in the most current issue of “Best’s Insurance Guide”, or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates with copies of the required endorsements evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after 30 days prior written notice to Lessor: notwithstanding the foregoing, Lessor acknowledges that many insurers are unwilling to provide such notice of cancellation to landlords and Lessor agrees that if Lessee is unable to obtain such commitment from its insurer, then Lessee’s obligation pursuant to the provisions of this sentence will be to promptly notify Lessor following Lessee’s receipt of any notice of cancellation from Lessee’s insurer. Lessee shall, ~~at least 10 days~~ prior to the expiration of such policies, furnish Lessor with evidence of renewals or “insurance binders” evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

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8.7 Indemnity. Except for Lessor’s gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor’s master or ground lessor, partners and Lenders, from against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys’ and consultants’ fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee’s expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

8.8 Exemption of Lessor and its Agents from Liability. Notwithstanding the negligence or breach of this Lease by Lessor or its agents, neither Lessor nor its agents shall be liable under any circumstances for: (i) injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee’s employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, indoor air quality, the presence of mold or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, (ii) any damages arising from any act or neglect of any other tenant of Lessor or from the failure of Lessor or its agents to enforce the provisions of any other lease in the Project, or (iii) injury to Lessee’s business or for any loss of income or profit therefrom. Instead, it is intended that Lessee’s sole recourse in the event of such damages or injury be to file a claim on the insurance policy(ies) that Lessee is required to maintain pursuant to the provisions of paragraph 8.

8.9 Failure to Provide Insurance. Lessee acknowledges that any failure on its part to obtain or maintain the insurance required herein will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, for any month or portion thereof that Lessee does not maintain the required insurance ~~and/or does not provide Lessor with the required binders or certificates evidencing the existence of the required insurance~~, the Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater. The parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/ costs that Lessor will incur by reason of Lessee’s failure to maintain the required insurance. Such increase in Base Rent shall in no event constitute a waiver of Lessee’s Default or Breach with respect to the failure to maintain such insurance, prevent the exercise of any other rights and remedies granted hereunder, nor relieve Lessee of its obligation to maintain the insurance specified in this Lease.

9.	Damage or Destruction.

9.1	Definitions.

(a) “Premises Partial Damage” shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in 6 months or less from the date of damage or destruction. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(b) “Premises Total Destruction” shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in 6 months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

(c) “Insured Loss” shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

(d) “Replacement Cost” shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

(e) “Hazardous Substance Condition” shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance, in, on, or under the Premises which requires restoration.

9.2 Partial Damage – Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor’s expense, repair such damage (but not Lessee’s trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, Lessor’s election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee’s responsibility) as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in Insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within 10 days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or (ii) have this lease terminate 30 days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

9.3 Partial Damage – Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee’s expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within 30 days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective 60 days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within 10 days after receipt of the termination notice to give written notice to Lessor of Lessee’s commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate 60 days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor’s damages from Lessee, except as provided in Paragraph 8.6.

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9.5 Damage Near End of Term. If at any time during the last 6 months of this Lease there is damage for which the cost to repair exceeds one month’s Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective 60 days following the date of occurrence of such damage by giving a written termination notice to Lessee within 30 days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 10 days after Lessee’s receipt of Lessor’s written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor’s commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee’s option shall be extinguished.

9.6 Abatement of Rent; Lessee’s Remedies.

(a) Abatement. In the event of premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee’s use of the Premises is impaired, but not to exceed the proceeds received from the Rental Value insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

(b) Remedies. If Lessor is obligated to repair or restore the premises and does not commence, in a substantial and meaningful way, such repair or restoration within 90 days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to lessor and to any Lenders of which Lessee has actual notice, of Lessee’s election to terminate this lease on a date not less than 60 days following the giving of such notice . If Lessee gives such notice and such repair or restoration is not commenced within 30 days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair of restoration is commenced within such 30 days, this Lease shall continue in full force and effect. “Commence” shall mean either the unconditional authorization of preparation of the required plans, or the beginning of the actual work on the Premises whichever first occurs.

9.7 Termination; Advance Payments. Upon termination of this Lease pursuant to paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payment made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee’s Security Deposits as has not been, or is not then required to be, used by Lessor.

10. Real property Taxes.

10.1 Definition. As used herein, the term “Real Property Taxes” shall include any form of assessment; real estate, general, special, ordinary or extraordinary , or rental levy or tax (other than inheritance, personal income or estate taxes); improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the premises or the Project, Lessor’s right to other income therefrom, and/or Lessor ‘s business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, country or other local taxing authority of a jurisdiction within which the Premises are located . Real Property Taxes shall also include any tax, fee, levy assessment or charge, or any increase therein: (i) imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Premises, and (ii) levied or assessed on machinery or equipment provided by Lessor or Lessee pursuant to this Lease.

10.2

(a) Payment of Taxes. Lessor shall pay the Real Property Taxes applicable to the Premises provided, however, that Lessee shall pay to Lessor the amount, if any, ~~by which Real Property Taxes applicable to the Premises increase over the~~ of the Change of Ownership Tax Increase (as defined in Paragraph 64) ~~fiscal tax year during which the Commencement Date Occurs~~ (“Tax Increase”). Payment of any such Tax Increase shall be made by Lessee to Lessor within 30 days after receipt of Lessor’s written statement setting forth the amount due and computation thereof. If any such taxes shall cover any period of time prior to or after the expiration or termination of this Lease, Lessee’s share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect. In the event Lessee incurs a late charge on any Rent payment, Lessor may estimate the current Real Property Taxes, and require that the Tax Increase be paid in advance to Lessor by Lessee monthly in advance with the payment of the Base Rent. Such monthly payment shall be an amount equal to the amount of the estimated installment of the Tax Increase divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount of applicable Tax increase is known, the amount of such equal monthly advance payments shall be adjusted as required to provide the funds needed to pay the applicable Tax Increase. If the amount collected by Lessor is insufficient to pay the Tax Increase when due, Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. Advance payments may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any such advance payments may be treated by Lessor as an additional Security Deposit.

(b) Additional Improvements. Notwithstanding anything to the contrary in this Paragraph 10.2, Lessee shall pay to Lessor upon demand therefor the entirely of any increase in Real property Taxes assessed by reason of Alterations or Utility Installations placed upon the Premises by Lessee or at Lessee’s request or by reason of any alterations or improvements to the premises made by Lessor subsequent to the execution of this Lease by the parties.

10.3 Joint Assessment. If the Premises are not separately assessed, Lessee’s liability shall be an equitable proportion of the Tax Increase for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by the Lessor from the respective valuations assigned in the assessor’s work sheets or such other information as may be reasonably available.

10.4 Personal Property Taxes. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee. When possible, Lessee shall cause its Lessee Owned Alterations and Utility Installations, Trade Fixtures, Furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee’s said property shall be assessed with Lessor’s real property, Lessee shall pay Lessor the taxes attributable to Lessee’s property within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee’s property.

11. Utilities and services. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered or billed to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered or billed. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor’s reasonable control or in cooperation with governmental request or directions.

12. Assignment and Subletting.

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12.1 Lessor’s Consent Required. (See Addendum Paragraph 73.)

(a)    Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, “assign or assignment”) or sublet all or any part of Lessee’s Interest in this Lease or in the Premises without Lessor’s prior written consent.

(b)    Unless Lessee is a corporation and its stock is publicly traded on a national stock exchange, a change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of 25% or more of the voting control of Lessee shall constitute a change in control for this purpose.

(c)    The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee’s assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than 25% of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. “Net Worth of Lessee” shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

(d)    An assignment or subletting without consent shall, at Lessor’s option, be a Default curable after notice per Paragraph 13.1(d), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon 30 days written notice, increase the monthly Base Rent to 110% of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to 110% of the price previously in effect, and (ii) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to 110% of the scheduled adjusted rent.

(e)    Lessee’s remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

(f)    Lessor may reasonably withhold consent to a proposed assignment or subletting if Lessee is in Default at the time consent is requested.

(g)    Notwithstanding the foregoing, allowing a de minimis portion of the Premises, ie. 20 square feet or less, to be used by a third party vendor in connection with the installation of a vending machine or payphone shall not constitute a subletting.

12.2 Terms and Conditions Applicable to Assignment and Subletting.

(a)    Regardless of Lessor’s consent, no assignment or subletting shall: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

(b)    Lessor may accept Rent or performance of Lessee’s obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor’s right to exercise its remedies for Lessee’s Default or Breach.

(c)    Lessor’s consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

(d)    In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee’s obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor’s remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

(e)    Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor’s determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $500 as consideration for Lessor’s considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested. (See also Paragraph 36)

(f)    Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment, entering into such sublease, or entering into possession of the Premises or any portion thereof, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

(g)    Lessor’s consent to any assignment or subletting shall not transfer to the assignee or sublessee any Option granted to the original Lessee by this Lease unless such transfer is specifically consented to by Lessor in writing. (See Paragraph 39.2)

12.3    Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

(a)    Lessee hereby assigns and transfers to Lessor all of Lessee’s interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee’s obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee’s obligations, Lessee may collect said Rent. In the event that the amount collected by Lessor exceeds Lessee’s then outstanding obligations any such excess shall be refunded to Lessee. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee’s obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee’s obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

(b)    In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

(c)    Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

(d)    No sublessee shall further assign or sublet all or any part of the Premises without Lessor’s prior written consent.

(e)    Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13.    Default; Breach; Remedies.

13.1    Default; Breach. A “Default” is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or Rules and Regulations under this Lease. A “Breach” is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

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(a)    The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

(b)    The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of 5 ~~3 business~~ days following written notice to Lessee, THE ACCEPTANCE BY LESSOR OF A PARTIAL PAYMENT OF RENT OR SECURITY DEPOSIT SHALL NOT CONSTITUTE A WAIVER OF ANY OF LESSOR’S RIGHTS, INCLUDING LESSOR’S RIGHT TO RECOVER POSSESSION OF THE PREMISES.

(c)    The failure of Lessee to allow Lessor and/or its agents access to the Premises or the commission of waste, act or acts constituting public or private nuisance, and/or an illegal activity on the Premises by Lessee, where such actions continue for a period of 5 ~~3 business~~ days following written notice to Lessee. In the event that Lessee commits waste, a nuisance or an illegal activity a second time then, the Lessor may elect to treat such conduct as a non-curable Breach rather than a Default.

(d)    The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting. (iv) an Estoppel Certificate or financial statements, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42, (viii) material safety data sheets (MSDS), or (ix) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of 10 days following written notice to Lessee.

(e)    A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b), (c) or (d). above, where such Default continues for a period of 30 days after written notice; provided, however, that if the nature of Lessee’s Default is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said 30 day period and thereafter diligently prosecutes such cure to completion; provided so long as such cure is effected, in any event, within 120 days after Lessor’s original written notice.

(f)    The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a “debtor” as defined in 11 U.S.C. §101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

(g)    The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

(h)    If the performance of Lessee’s obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor’s liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a Guarantor’s becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor’s refusal to honor the guaranty, or (v) a Guarantor’s breach of its guaranty obligation on an anticipatory basis, and Lessee’s failure, within 60 days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

13.2    Remedies. If Lessee fails to perform any of its affirmative duties or obligations, within 10 days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee’s behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. Lessee shall pay to Lessor an amount equal to 115% of the costs and expenses incurred by Lessor in such performance upon receipt of an invoice therefor. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

(a)    Terminate Lessee’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys’ fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee’s Breach of this Lease shall not waive Lessor’s right to recover any damages to which Lessor is otherwise entitled. If termination of this Lease is obtained through the provisional remedy of unlawful detainer. Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph 13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

(b)    Continue the Lease and Lessee’s right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor’s interests, shall not constitute a termination of the Lessee’s right to possession.

(c)    Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee’s right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee’s occupancy of the Premises.

13.3    Inducement Recapture. Any agreement for free or abated rent or other charges, the cost of tenant Improvements for Lessee paid for or performed by Lessor, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee’s

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entering into this Lease, all of which concessions are hereinafter referred to as “Inducement Provisions,” shall be deemed conditioned upon Lessee’s full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

13.4    Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within 5 days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall immediately pay to Lessor a one-time late charge equal to 5% ~~10%~~ of each such overdue amount or $100, whichever is greater. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee’s Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for 3 consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor’s option, become due and payable quarterly in advance. (See Addendum Paragraph 74.)

13.5    Interest. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due shall bear interest from the 31st day after it was due. The interest (“Interest’’) charged shall be computed at the rate of 10% per annum but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

13.6    Breach by Lessor.

(a)    Notice of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than 30 days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor’s obligation is such that more than 30 days are reasonably required for its performance, then Lessor shall not be in breach if performance is commenced within such 30 day period and thereafter diligently pursued to completion. (See Addendum Paragraphs 75, 76 and 79.)

~~(b)    Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within 30 days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee’s expense and offset from Rent the actual and reasonable cost to perform such cure, provided however, that such offset shall not exceed an amount equal to the greater of one month’s Base Rent or the Security Deposit, reserving Lessee’s right to seek reimbursement from Lessor for any such expense in excess of such offset. Lessee shall document the cost of said cure and supply said documentation to Lessor.~~

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively “Condemnation”), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the Building, or more than 25% of the parking area for the Building ~~that portion of the Premises not occupied by any building~~, is taken by Condemnation, Lessee may, at Lessee’s option, to be exercised in writing within 10 days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation paid by the condemnor for Lessee’s relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

~~15.    Brokerage Fees.~~

~~15.1    Additional Commission. In addition to the payments owed pursuant to Paragraph 1.0 above, Lessor agrees that: (a) if Lessee exercises any Option, (b) if Lessee or anyone affiliated with Lessee acquires any rights to the Premises or other premises owned by Lessor and located within the same Project, if any, within which the Premises is located, (c) if Lessee remains in possession of the Premises, with the consent of Lessor, after the expiration of this Lease, or (d) if Base Rent is increased, whether by agreement or operation of an escalation clause herein, then, Lessor shall pay Brokers a fee in accordance with the fee schedule of the Brokers in effect at the time the Lease was executed.~~

~~15.2     Assumption of Obligations. Any buyer or transferee of Lessor’s interest in this Lease shall be deemed to have assumed Lessor’s obligation hereunder. Brokers shall be third party beneficiaries of the provisions of Paragraphs 1.9, 15, 22 and 31. If Lesser fails to pay to Brokers any amounts due as and for brokerage fees pertaining to this Lease when due, then such amounts shall accrue interest. In addition, if Lessor fails to pay any amounts to Lessee’s Broker when due, Lessee’s Broker may send written notice to Lessor and Lessee of such failure and if Lessor fails to pay such amounts within 10 days after said notice. Lessee shall pay said monies to its Broker and offset such amounts against Rent. In addition, Lessee’s Broker shall be deemed to be a third party beneficiary of any commission agreement entered into by and/or between Lessor and Lessor’s Broker for the limited purpose of collecting any brokerage fee owed.~~

~~15.3     Representations and Indemnities of Broker Relationships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker of finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder’s fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys’ fees reasonably incurred with respect thereto.~~

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16.    Estoppel Certificates.

(a)    Each Party (as “Responding Party”) shall within 10 days after written notice from the other Party (the “Requesting Party”) execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current “Estoppel Certificate” form published by the AIR Commercial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

(b)    If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such 10 day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party’s performance, and (iii) if Lessor is the Requesting Party, not more than one month’s rent has been paid In advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party’s Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate. In addition, Lessee acknowledges that any failure on its part to provide such an Estoppel Certificate will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, should the Lessee fail to execute and/or deliver a requested Estoppel Certificate in a timely fashion the monthly Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater for remainder of the Lease. The Parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee’s failure to provide the Estoppel Certificate. Such increase in Base Rent shall in no event constitute a waiver of Lessee’s Default or Breach with respect to the failure to provide the Estoppel Certificate nor prevent the exercise of any of the other rights and remedies granted hereunder.

(c)    If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall within 10 days after written notice from Lessor deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably required by such lender or purchaser, including but not limited to Lessee’s financial statements for the past 3 years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth. (See Addendum Paragraph 77.)

17.    Definition of Lessor. The term “Lessor” as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee’s interest in the prior lease. In the event of a transfer of Lessor’s title or interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor. Upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in (this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18.    Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19.    Days. Unless otherwise specifically indicated to the contrary, the word “days” as used in this Lease shall mean and refer to calendar days.

20.    Limitation on Liability. The obligations of Lessor under this Lease shall not constitute personal obligations of Lessor or its partners, members, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against Lessor’s partners, members, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21.    Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22.    No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective, Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party.

23.    Notices.

23.1    Notice Requirements. All notices required or permitted by this Lease or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, or by email, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party’s signature on this Lease shall be that Party’s address for delivery or mailing of notices. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee’s taking possession of the Premises, the Premises shall constitute Lessee’s address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

23.2    Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given 72 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given 24 hours after delivery of the same to the Postal Service or courier. Notices delivered by hand, or transmitted by facsimile transmission or by email shall be deemed delivered upon written confirmation of actual receipt by the addressee ~~actual receipt~~. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24.    Waivers.

(a)    No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor’s consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor’s consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent.

(b)    The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

(c)    THE PARTIES AGREE THAT THE TERMS OF THIS LEASE SHALL GOVERN WITH REGARD TO ALL MATTERS RELATED THERETO AND HEREBY WAIVE THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE TO THE EXTENT THAT SUCH STATUTE IS INCONSISTENT WITH THIS LEASE.

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25.    Disclosures Regarding The Nature of a Real Estate Agency Relationship.

(a)    When entering into a discussion with a real estate agent regarding a real estate transaction, a Lessor or Lessee should from the outset understand what type of agency relationship or representation it has with the agent or agents in the transaction. Lessor and Lessee acknowledge being advised by the Brokers in this transaction, as follows:

(i)    Lessor’s Agent. A Lessor’s agent under a listing agreement with the Lessor acts as the agent for the Lessor only. A Lessor’s agent or subagent has the following affirmative obligations: To the Lessor: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessor. To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent’s duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential Information obtained from the other Party which does not involve the affirmative duties set forth above.

(ii)    Lessee’s Agent. An agent can agree to act as agent for the Lessee only. In these situations, the agent is not the Lessor’s agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Lessor, An agent acting only for a Lessee has the following affirmative obligations. To the Lessee: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessee. To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent’s duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

(iii)    Agent Representing Both Lessor and Lessee. A real estate agent, either acting directly or through one or more associate licenses, can legally be the agent of both the Lessor and the Lessee in a transaction, but only with the knowledge and consent of both the Lessor and the Lessee. In a dual agency situation, the agent has the following affirmative obligations to both the Lessor and the Lessee: a. A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Lessor or the Lessee. b. Other duties to the Lessor and the Lessee as stated above in subparagraphs (i) or (ii). In representing both Lessor and Lessee, the agent may not without the express permission of the respective Party, disclose to the other Party that the Lessor will accept rent in an amount less than that indicated in the listing or that the Lessee is willing to pay a higher rent than that offered. The above duties of the agent in a real estate transaction do not relieve a Lessor or Lessee from the responsibility to protect their own interests. Lessor and Lessee should carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.

(b)    Brokers have no responsibility with respect to any default or breach hereof by either Party. The Parties agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission relating to this Lease may be brought against Broker more than one year after the Start Date and that the liability (including court costs and attorneys’ fees), of any Broker with respect to any such lawsuit and/or legal proceeding shall not exceed the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker’s liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

(c)    Lessor and Lessee agree to identity to Brokers as “Confidential” any communication or information given Brokers that is considered by such Party to be confidential.

26.    ~~No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to 150% of the Base Rent applicable immediately preceding the expiration or termination. Holdover Base Rent shall be calculated on monthly basis. Nothing contained herein shall be construed as consent by Lessee to any holding over by Lessee.~~ (See Addendum.)

27.    Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28.    Covenants and Conditions; Construction of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29.    Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.    Subordination; Attornment; Non-Disturbance.

30.1    Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, “Security Device”), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as “Lender”) shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien or its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

30.2    Attornment. In the event that Lessor transfers title to the Premises, or the Premises are acquired by another upon the foreclosure or termination of a Security Device to which this Lease is subordinated (i) Lessee shall, subject to the non-disturbance provisions of Paragraph 30.3, attorn to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the election of the new owner, this Lease will automatically become a new lease between Lessee and such new owner, and (ii) Lessor shall thereafter be relieved of any further obligations hereunder and such new owner shall assume all of Lessor’s obligations, except that such new owner shall not: (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) be subject to any offsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month’s rent, or (d) be liable for the return of any security deposit paid to any prior lessor which was not paid or credited to such new owner.

30.3    Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee’s subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a “Non-Disturbance Agreement”) from the Lender which Non-Disturbance Agreement provides that Lessee’s possession of the Premises, and this Lease, Including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises. Further, within 60 days after the execution of this Lease. Lessor shall, if requested by Lessee, use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said 60 days, then Lessee may, at Lessee’s option, directly contact Lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

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©2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION		FORM STG-22-03/15E

30.4    Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31.    Attorneys’ Fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in fort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys’ fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, “Prevailing Party” shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys’ fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys’ fees reasonably incurred. In addition, Lessor shall be entitled to attorneys’ fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($200 is a reasonable minimum per occurrence for such services and consultation).

32.    ~~Lessor’s Access; Showing Premises; Repairs. Lessor and Lessor’s agents shall have the right to enter the Premises at any time in the case of an emergency, and otherwise at reasonable times after reasonable prior notice for the purpose of showing the same to prospective purchasers, lenders or tenants and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary or desirable and the erecting using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee’s use of the Premises. All such activities shall be without abatement of rent or liability to Lessee.~~ (See Addendum Paragraph 78.)

33.    Auctions. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor’s prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34.    Signs. Lessor may place on the Premises ordinary “For Sale” signs at any time and ordinary “Far Lease” signs during the last 6 months of the term hereof. Except far ordinary “for sublease” signs. Lessee shall not place any sign upon the Premises without Lessor’s prior written consent. All signs must comply with all Applicable Requirements. (See Addendum.)

35.    Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor’s failure within 10 days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor’s election to have such event constitute the termination of such interest.

36.    Consents. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor’s actual reasonable costs and expenses (including but not limited to architects’, attorneys’, engineers’ and other consultants’ fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor’s consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor’s consent shall not preclude the Imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within 10 business days following such request.

37.    Guarantor.

37.1    Execution. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the AIR Commercial Real Estate Association.

37.2    Default. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor’s behalf to obligate Guarantor, and in the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) an Estoppel Certificate, or (d) written confirmation that the guaranty is still in effect.

38.    Quiet Possession. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and previsions on Lessee’s part to be observed and performed under this Lease. Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39.    Options. If Lessee is granted any Option, as defined below, then the following provisions shall apply:

39.1    Definition. “Option” shall mean: (a) the right to extend or reduce the term of or renew this Lease or to extend or reduce the term of or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease either the Premises or other property of Lessor; (C) the right to purchase, the right of first offer to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

39.2    Options Personal To Original Lessee. Any Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

39.3    Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

39.4    Effect of Default on Options.

(a)    Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been given 3 or more notices of separate Default, whether or not the Defaults are cured, during the 12 month period immediately preceding the exercise of the Option.

(b)    The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee’s inability to exercise an Option because of the provisions of Paragraph 39.4(a).

(c)    An Option shall terminate and be of no further force or effect, notwithstanding Lessee’s due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term or completion of the purchase, (i) Lessee fails to pay Rent for a period of 30 days after such Rent becomes due (without any necessity of Lessor to give notice thereof), or (ii) if Lessee commits a Breach of this Lease.

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©2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION		FORM STG-22-03/15E

40.    Multiple Buildings. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will abide by and conform to all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking, loading and unloading of vehicles, and to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessee also agrees to pay its fair share of common expenses Incurred in connection with such rules and regulations.

41.    Security Measures. Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42.    Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43.    Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay. A Party who does not initiate suit for the recovery of sums paid “under protest” within 6 months shall be deemed to have waived its right to protest such payment.

44.    Authority; Multiple Parties; Execution.

(a)    If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within 30 days after request, deliver to the other Party satisfactory evidence of such authority.

(b)    If this Lease is executed by more than one person or entity as “Lessee”, each such person or entity shall be jointly and severally liable hereunder. It is agreed that any one of the named Lessees shall be empowered to execute any amendment to this Lease, or other document ancillary thereto and bind all of the named Lessees, and Lessor may rely on the same as if all of the named Lessees had executed such document.

(c)    This Lease may be executed by the Parties in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

45.    Conflict. Any conflict between the printed provisions of this Lease and typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46.    Offer. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47.    Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee’s obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48.    Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS AGREEMENT.

49.    Arbitration of Disputes. An Addendum requiring the Arbitration of disputes between the Parties and/or Brokers arising out of this Lease  ☐  is  ☒  is not attached to this Lease.

50.    Accessibility; Americans with Disabilities Act.

(a)    The Premises:  ☒  have not undergone an inspection by a Certified Access Specialist (CASp).  ☐  have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises met all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq.  ☐  have undergone an inspection by a Certified Access Specialist (CASp) and it was determined that the Premises did not meet all applicable construction-related accessibility standards pursuant to California Civil Code §55.51 et seq.

(b)    Since compliance with the Americans with Disabilities Act (ADA) is dependent upon Lessee’s specific use of the Premises. Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee’s use of the Premises requires modifications or additions to the Premises in order to be in ADA compliance, Lessee agrees to make any such necessary modifications and/or additions at Lessee’s expense.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AIR COMMERCIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1.    SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2.    RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR LESSEE’S INTENDED USE.

WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.

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©2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION		FORM STG-22-03/15E

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at:	Executed at: 1:37 PM
On:	On: 10/8/15

By LESSOR:	By LESSEE:
Parkshore Partners, LLC,	PowerSchool Group LLC,
a California limited liability company	a Delaware limited liability company

By: /s/ Tim shannahan	By: /s/ MARK OLDEMEYER
Name Printed:	Name Printed: MARK OLDEMEYER
Title:	Title: CFO

By:	By:
Name Printed:	Name Printed:
Title:	Title:
Address:	Address:

Telephone: ( )	Telephone: ( )
Facsimile: ( )	Facsimile: ( )
Email:	Email:
Email:	Email:
Federal ID No.	Federal ID No.

BROKER:	BROKER:

Att:	Att:
Title:	Title:
Address:	Address:

Telephone: ( )	Telephone: ( )
Facsimile: ( )	Facsimile: ( )
Email:	Email:
Federal ID No.	Federal ID No.
Broker/Agent BRE License #:	Broker/Agent BRE License #:

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 500 N Brand Blvd, Suite 900, Glendale, CA 91203.

Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.

© Copyright 2001 - By AIR Commercial Real Estate Association. All rights reserved.

No part of these works may be reproduced in any form without permission in writing.

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©2001 – AIR COMMERCIAL REAL ESTATE ASSOCIATION		FORM STG-22-03/15E

LEASE ADDENDUM

This Lease Addendum (“Addendum”) is made to the Standard Industrial /Commercial Single-Tenant Lease-Gross dated as of October 8, 2015 (“Lease”) by and between Parkshore Partners, LLC, a California limited liability company (“Lessor”) and PowerSchool Group LLC, a Delaware limited liability company (“Lessee”).

Lessor and Lessee hereby agree that notwithstanding anything contained in the Lease to the contrary, the provisions set forth below will be deemed to be a part of the Lease and shall supersede, to the extent appropriate, any contrary provision in the Lease. All references in the Lease and in this Addendum shall be construed to mean the Lease, as amended and supplemented by this Addendum. All defined terms used in this Addendum, unless specifically defined in this Addendum, shall have the same meanings as such terms have in the Lease.

51.     Commencement Date; Expiration Date. The Commencement Date shall be the later of (a) the date of full execution and delivery of the Lease and delivery of the Premises, or (b) October I, 2015. The Expiration Date shall be the day prior to the day that is eighty-seven (87) months after the Commencement Date.

52.     Base Rent Abatement. As an inducement to Lessee entering into this Lease, so long as no Breach shall have occurred under this Lease, Base Rent in the amount of $80,000.00 shall be abated for the first nine (9) months after the Commencement Date. During such abatement period, Lessee shall still be responsible for the payment of all of its other monetary obligations under the Lease.

53.     Base Rent. Base Rent shall be as follows:

Period in Months	Monthly Base Rent
01 – 09	Abated (See Paragraph 52)
10 – 27	$80,000.00
28 – 63	$120,000.00
64 – Expiration of Original Term	$135,000.00

54.     No Remeasurement of Premises. The parties hereto stipulate that the Premises and the Building contain the square feet set forth in Paragraph 1.2(a) of the Lease and hereby agree that neither party shall have the right to re-measure the Premises and/or the Building during the Term (as it may be extended).

55.     Access. Subject to Applicable Requirements, Lessee shall have unrestricted access to the Premises, Building, loading docks and parking, twenty-four (24) hours per day, seven (7) days per week and 365 days per year. Lessee shall have direct control of access and security systems that are either existing or installed by Lessee.

56.     Parking. Lessee shall have the exclusive right to use all of the parking spaces on the Premises as indicated on Exhibit A.

57.     Option to Extend. The following new Paragraphs 39.5 through 39.7 are hereby added to the Lease:

“39.5     Option. Lessor hereby grants to Lessee the option to extend the term of this Lease for a five (5) year period commencing on the date the Original Term expires (the “Option Period”) upon each and all of the following terms and conditions:

(a)     Lessee gives to Lessor, and Lessor actually receives, on a date which is prior to the date that the Option Period would commence (if exercised) by at least nine (9) and not more than twelve (12) months, a written notice of exercise of the option to extend this Lease for said additional term, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire;

(b)     The provisions of Paragraph 39, including the provision relating to default of Lessee set forth in Paragraph 39.4 of this Lease are conditions of this option;

(c)     All of the terms and conditions of this Lease except where specifically modified by this option shall apply, except that Lessee shall have no further option to extend the term of this Lease;

(d)     Any prior Lessee that has not been expressly released from liability under this Lease, and any guarantor of the Lessee’s performance hereunder, expressly reaffirms in writing the extension of their liability for the term of the option; and

(e)     Subject to adjustment as provided in Paragraph 39.7, the monthly Base Rent for each month of the Option Period shall be Fair Market Rent (as defined below) of the Premises as of the commencement of the First Option Period, but in no event less than $135,000.00 per month.

39.6     Fair Market Rent.

(a)     The term “Fair Market Rent” as used in this Lease is defined to mean the rent, including all escalations, at which Lessees in the Folsom submarket are leasing non-sublease, non-encumbered, non-equity space comparable in size, quality and location to the Premises in similar Class A buildings for the Option Period as to which Fair Market Rent is being determined, giving appropriate consideration to the annual rental rates per square foot and the standard of measurement by which the square footage is measured, whether the leases are on a gross or net basis, concessions such as free rent and Lessee improvement monies as well as the unique improvements at the Premises, including the lake location, views, underground parking, architectural design, and informal workspace provided by the rear exterior patio (fire place, barbeque and water feature) building balconies, and the landscaped area with water features between the two building. In determining Fair Market Rent it shall be assumed that:

(i)     The Premises are in excellent condition and repair and there shall be no deduction for depreciation, obsolescence or deferred maintenance (but less reasonable wear and tear as long as well maintained by Lessor).

(ii)     The Premises would be leased for the period of the option being exercised by a Lessee with the credit standing of Lessee, as the same exists at that time.

(iii)     The Premises would be leased on the same terms of this Lease insofar as the obligations for repair, maintenance, insurance and real estate taxes existed as of the expiration of the original Term of this Lease.

(iv)     No deduction shall be given nor consideration given to allowances for real estate brokerage commissions (provided that this section is not intended to limit the obligation of any party to pay a commission to any broker pursuant to a separate agreement).

(v)     The Premises will be used for its highest and best use.

(b)     Determination By Lessor. Lessor shall initially determine the Fair Market Rent in each instance, and shall give Lessee notice (the “Market Rent Notice”) of such determination and the basis on which such determination was made on or before the 120th day prior to the date on which such determination is to take effect, or as soon thereafter as is reasonably practicable.

(c)     Disputes re Fair Market Rent. In the event that Lessee notifies Lessor in writing, on or before the twentieth (20th) business day following any Market Rent Notice, that Lessee disagrees with the applicable determination, Lessor and Lessee shall negotiate in good faith to resolve such dispute within ten (10) business days thereafter (the thirtieth (30th) business day after any Market Rent Notice is referred to herein as the “Outside Agreement Date.”) If not resolved by the Outside Agreement Date each party shall submit to the other its determination of Fair Market Rent and the dispute shall be submitted to arbitration in accordance with the following paragraph titled “Arbitration Procedures.” Until any such dispute is resolved, any applicable payments due under this Lease shall correspond to Lessor’s determination and, if Lessee’s determination becomes the final determination, Lessor shall refund any overpayments to Lessee, within five (5) business days following the final resolution of the dispute.

(d)     Arbitration Procedures.

(i)     Lessor and Lessee shall each appoint one arbitrator who shall by profession be a real estate broker who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of properties similar to the Premises in the surrounding area of Sacramento County. The determination of the arbitrators shall be limited solely to the issue of whether Lessor’s or Lessee’s submitted Fair Market Rent for the Premises is the closest to the actual Fair Market Rent for the Premises as determined by the arbitrators, taking into account the requirements of this subparagraph regarding the same. Each such arbitrator shall be appointed within fifteen (15) days after the Outside Agreement Date. Lessor and Lessee may not consult with either such arbitrator prior to resolution.

(ii)     The two (2) arbitrators so appointed shall within fifteen (15) days of the date of the appointment of the last appointed arbitrator, meet and attempt to reach a decision as to whether the parties shall use Lessor’s or Lessee’s submitted Fair Market Rent, and shall notify Lessor and Lessee of their decision, if any.

(iii)     If the two (2) arbitrators are unable to reach a decision, the two (2) arbitrators shall, within thirty (30) days of the date of the appointment of the last appointed arbitrator, agree upon and appoint a third arbitrator who shall be a broker who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators.

(iv)     The three (3) arbitrators shall, within thirty (30) days of the appointment of the third arbitrator, reach a decision as to whether the parties shall use Lessor’s or Lessee’s submitted Fair Market Rent, and shall notify Lessor and Lessee thereof.

(v)     The decision of the majority of the three (3) arbitrators shall be binding upon Lessor and Lessee.

(vi)     If either Lessor or Lessee fails to appoint an arbitrator within fifteen (15) days after the Outside Agreement Date, the arbitrator appointed by one of them shall reach a decision, notify Lessor and Lessee thereof, and such arbitrator’s decision shall be binding upon Lessor and Lessee.

(vii)     If the two (2) arbitrators fail to agree upon and to appoint a third arbitrator, then the appointment of the third arbitrator shall be dismissed, and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instructions set forth in this Lease.

(viii)     The cost of arbitration shall be paid by Lessor and Lessee equally.”

58.     Signage. Lessee may, at Lessee’s sole cost and expense, install signage (the “Lessee’s Signage”) on the exterior of the Building identifying Lessee’s name and logo. The graphics, materials, color, design, lettering, size, location and specifications of Lessee’s Signage shall be subject to the approval of Lessor, which shall not be unreasonably withheld, and all applicable governmental authorities and any owners association. The costs of the actual signs comprising Lessee’s Signage and the installation, design, construction, and any and all other costs associated with Lessee’s Signage, including, without limitation, utility charges and hook-up fees, permits, and maintenance and repairs, shall be the sole responsibility of Lessee. Should Lessee’s Signage require repairs and/or maintenance, as determined in Lessor’s reasonable judgment, Lessor shall have the right to provide notice thereof to Lessee and Lessee (except as set forth above) shall cause such repairs and/or maintenance to be performed within fifteen (15) business days after receipt of such notice from Lessor, at Lessee’s sole cost and expense; provided, however, if such repairs and/or maintenance are reasonably expected to require longer than fifteen (15) business days to perform, Lessee shall commence such repairs and/or maintenance within such fifteen (15) business day period and shall diligently prosecute such repairs and maintenance to completion. Should Lessee fail to perform such repairs and/or maintenance within the periods described in the immediately preceding sentence, Lessor shall, upon the delivery of an additional five (5) business days’ prior written notice, have the right to cause such work to be performed and to charge Lessee as Additional Rent for the cost of such work. At the expiration or earlier termination of this Lease or termination of Lessee’s sign rights as provided below, Lessor shall, at Lessee’s sole cost and expense, cause the Lessee’s Signage to be removed and the area of the Building affected by Lessee’s Signage to be restored to the condition existing prior to the installation of Lessee’s Signage. The right to Lessee’s Signage is personal to the initially named Lessee in this Lease.

59.     Addresses. Notices to Lessor shall be given to the addresses listed below:

For delivery by mail:

P.O. Box 2670

Granite Bay, CA 95746

For delivery by FedEx or messenger:

6015 Via Alicante

Granite Bay, CA 95746

In the event of an Emergency Event (as defined below), notices may be given by telephone at such telephone number or numbers as Lessor may from time to time direct in writing; provided that such notice by telephone is confirmed in a written notice given within two (2) business days after the telephonic notice.

Notices to Lessee shall be given to the addresses listed below:

PowerSchool Group LLC

150 Parkshore Drive

Folsom, CA 95630

Fax: 916.288.1587

60.     Generator. Lessee shall have the right to install at such location as may be reasonably approved by Lessor, (i) a generator to supply back-up electrical power to the Premises in the event of a reduction or interruption in the supply of normal electrical power to the Premises, and (ii) an above-ground storage tank to supply fuel to the generator. There shall be no additional rental paid to Lessor as a result of the use and/or installation of that backup generator, Lessee’s rights under this Paragraph shall be subject to the following additional terms and provisions: (a) the exercise of Lessee’s rights under this Paragraph shall be subject to Lessee’s compliance with all laws and acquisition of all approvals and permits required from applicable governmental authorities; (b) the installation, maintenance, monitoring and removal of the generator and storage tank shall be at Lessee’s sole cost and expense; (c) Lessee shall comply with all Applicable Requirements pertaining to the operation, maintenance and monitoring of storage tanks, along with any additional requirements imposed by Lessor in connection therewith, and shall provide Lessor with evidence of such compliance in such form and at such times as Lessor requires; (d) Lessee shall maintain and repair the generator and storage tank and shall be responsible for all reporting, monitoring, clean up and remediation activities and costs pertaining to the storage tank and materials stored therein or released therefrom; (e) Lessee shall remove the generator and storage tank at the expiration or earlier termination of the Lease (and obtain a customary closure certificate from applicable governmental authorities in connection with such removal), and restore any damage to the Building or Common Areas that occurs in connection with such removal. Lessor agrees to reasonably cooperate with Lessee in obtaining any required permits and approvals for the generator and storage tank.

61.     Allowance. Lessor and Lessee acknowledge that Lessee may desire to make certain Alterations and Utility Installations to the Premises in accordance with Paragraph 7.3 of the Lease, including without limitation Alterations required to cause the Premises to comply with Applicable Requirements (including without limitation the Americans with Disabilities Act) (“Lessee’s Work”). So long as no Default shall be existing under the Lease as of the date Lessee requests reimbursement of the Allowance (as defined below), Lessor agrees to reimburse Lessee up to, and not to exceed the sum of $439,000.00 (the “Allowance”). The Allowance shall be used to reimburse Lessee for hard and/or soft costs incurred in connection with Lessee’s Work (“Lessee’s Work Costs”); provided, however, in no event shall the Allowance be used to pay for any of Lessee’s trade fixtures, equipment or inventory. Prior to commencing Lessee’s Work, Lessee shall provide to Lessor a budget for Lessee’s Work showing all of the anticipated Lessee’s Work Costs. The terms and conditions of the disbursement of the Allowance are as follows:

61.1     Prior to the commencement of construction of the Lessee’s Work, Lessee shall supply Lessor with evidence that Lessee has cash-on-hand in an amount (the “Over-Allowance Amount”) by which the total Lessee Work Costs, as reasonably determined by Lessor, exceed the Allowance (less any portion thereof already disbursed by Lessor, or in the process of being disbursed by Lessor, on or before the commencement of construction of the Lessee’s Work). Lessee shall pay all costs of constructing the Lessee Work until the Over-Allowance Amount shall have been expended as a condition precedent to the disbursement of any of the then remaining portion of the Allowance. Lessee shall provide Lessor with reasonable evidence that it has paid the Over-Allowance Amount with respect to the costs of the Lessee Work, including without limitation, the documents described in (i), (ii) and (iii) below.

61.2     Not more frequently than once in any calendar month, and no later than the 25th day of a calendar month, Lessee may submit to Lessor a written notice indicating that Lessee has paid the Lessee’s Work Costs and performed the Lessee’s Work covered by the Lessee’s Allowance Notice in accordance with the provisions of Paragraph 7.3 of the Lease, which notice shall be accompanied by all of the following (collectively, “Lessee’s Allowance Notice”): (i) copies of paid invoices and executed mechanic’s lien releases which shall comply with the appropriate provisions, as reasonably determined by Lessor, of California Civil Code Sections 8132, 8134, 8136 or 8138, from Lessee’s general contractor and all subcontractors and material suppliers, showing that payment has been received for the construction of Lessee’s Work covered by the Lessee’s Allowance Notice; (ii) certification from Lessee’s architect that all of Lessee’s Work covered by the Lessee’s Allowance Notice has been completed substantially in accordance with the plans and specifications therefor (approved by Lessor, to the extent Lessor’s approval of such plans and specifications was required under Paragraph 7.3 of the Lease) and all local governmental and quasi-governmental authorities with jurisdiction; and (iii) all other information reasonably requested by Lessor. On or before the day that is seven (7) days after Lessor’s receipt of a complete Lessee’s Allowance Notice, Lessor shall deliver a check to Lessee in payment of the lesser of (A) the amounts so requested by Lessee, as set forth above, less a ten percent (10%) retention (the aggregate amount of such retentions to be known as the “Final Retention”) and (B) the balance of any remaining available portion of the Allowance (not including the Final Retention), provided that Lessor does not dispute any request for payment based on non-compliance of any work with the drawings approved by Lessor, or due to any substandard work, or for any other reason. Lessor’s payment of such amounts shall not be deemed Lessor’s approval or acceptance of the work furnished or materials supplied as set forth in Lessee’s payment request.

61.3     Subject to the provisions of this Paragraph 61, a check for the Final Retention shall be delivered by Lessor to Lessee following the completion of construction of Lessee’s Work, provided that (a) Lessee delivers to Lessor properly executed mechanics lien releases in compliance with both California Civil Code Section 8134 and either Section 8136 or Section 8138, (b) Lessee delivers to Lessor a copy of the building permit for Lessee’s Work, if applicable, signed by the appropriate building inspector, indicating that Lessee’s Work has been finally approved, and (c) Lessor has determined that no substandard work exists which adversely affects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Building, the curtain wall of the Building or the structure or exterior appearance of the Building.

61.4     Lessee may not give more than three (3) Lessee’s Allowance Notices and each Lessee’s Allowance Notice shall be in the minimum amount of $50,000.00. The Allowance shall be available for reimbursement to Lessee during the period from the Commencement Date through October 1 2017 (the “Window”). Any portion of the Allowance not requested by Lessee within the Window shall be deemed forfeited by Lessee and shall no longer be available for disbursement to or for the account of Lessee. Lessee shall not be entitled to receive any cash payment or credit against Rent or otherwise for any unused portion of the Allowance which is not used to pay for the Lessee Work. In no event shall the Allowance be used for purposes of constructing improvements in the Premises for purposes of offering space for sublease or for the benefit of a sublessee.

61.5     Lessor hereby elects to be the owner of all of the Alterations, Utility Installations and any other improvements constructed as part of Lessee’s Work.

61.6     Lessee shall be solely responsible for compliance with all Applicable Requirements in connection with the construction of Lessee’s Work, including without limitation Title 24/California Energy Code compliance and compliance with AB 1103, to the extent applicable.

62.     Removal of Alterations. Upon submission of any plans for Lessor’s approval, Lessee may request prior to the installation of specific fixtures, equipment or improvements in the Premises, that Lessor agree not to require Lessee to remove such items upon expiration or termination of the Lease or agree to permit Lessee to remove any item it may otherwise not be permitted to remove under the terms of this Lease. Such consent, which may be granted or denied in Lessor’s sole discretion, must be granted in writing prior to the installation of the subject items in order to be binding against Lessor. Notwithstanding anything to the contrary in this Lease, Lessee shall remove all telecommunications wiring and cabling installed in the Premises as of the date of this Lease, and in consideration thereof, Lessee shall not be obligated to remove any telecommunications wiring and cabling installed by Lessee at the expiration or earlier termination of the Term of this Lease. Notwithstanding the above or Section 7.4(b), Lessee and Lessor agree that Lessee is making initial alterations to the Premises shown on the plans described on Exhibit C (the “Initial Improvements”) and Lessor hereby consents to the Initial Improvements and waives any and all right to request removal of the Initial Improvements upon termination of this Lease.

63.     Energy Use Disclosure and Data. Pursuant to California Resources Code Section 25402.10, attached hereto as Exhibit “B” is a copy of the Data Verification Checklist for the improvements on the Premises generated by the U.S. Environmental Protection Agency’s ENERGY STAR program online tool for managing building energy use data (the “Energy Use Disclosure”). Lessee agrees that the Energy Use Disclosure is confidential information of Lessor and shall not be disclosed without Lessor’s prior written consent. By executing this Lease, Lessee represents that Lessee received the Energy Use Disclosure more than 24 hours prior to Lessee’s execution of this Lease. If Lessee is billed directly by a public utility with respect to Lessee’s electrical usage at the Premises, upon request from time to time, Lessee shall provide monthly electrical utility usage for the Premises to Lessor for the period of time requested by Lessor (in electronic or paper format) or, at Lessor’s option, provide any written authorization or other documentation required for Lessor to request information regarding Lessee’s electricity usage with respect to the Premises directly from the applicable utility company.

64.     Change of Ownership Tax Increase. For purposes of this Lease, “Change of Ownership Tax Increase” means the portion of the Real Property Taxes attributable solely to increases in the assessed value of the Project (as shown on the records of the Sacramento County Assessor) above the Base Assessed Value (as defined below). As used herein, the term “Base Assessed Value” means the assessed value of the Project as of the date of this Lease (which the parties agree is $13,356,797.00) as increased from time to time by the Sacramento County Assessor by the annual inflationary adjustment (not to exceed 2%) for assessed values permitted under Proposition 13. In determining the Change of Ownership Tax Increase, the parties shall use the tax rate applied by the Sacramento County Assessor in establishing the Real Property Taxes for the Project.

65.    Holdover. If Lessee retains possession of the Premises after the termination of the Term, unless otherwise agreed in writing, such possession shall be subject to immediate termination by Lessor at any time, and all of the other terms and provisions of this Lease (excluding any expansion or renewal option or other similar right or option) shall be applicable during such holdover period, except that Lessee shall pay Lessor from time to time, upon demand, as Base Rent for the holdover period an amount equal to 125% of the Base Rent in effect on the termination date. All other payments shall continue to be due from Lessee under the terms of this Lease. In addition, in the event Lessee holds over without Lessor’s prior written consent, Lessee shall be liable for all damages incurred by Lessor as a result of such holding over. No holding over by Lessee, whether with or without consent of Lessor, shall operate to extend this Lease, and this Paragraph shall not be construed as consent for Lessee to retain possession of the Premises. No receipt of any money by Lessor from Lessee after termination of this Lease shall operate to reinstate or extend this Lease and such receipt shall not be construed as consent for Lessee to retain possession of the Premises. Lessee at any time prior to the date that is one hundred eighty (180) days before the expiration of the Term may by written notice to Lessor elect to waive all of its options and rights not theretofore exercised to extend pursuant to Paragraph 39 and in lieu thereof extend the Term of this Lease for a fixed period (the “Stub Period”) stated in Lessee’s notice not to exceed three (3) months from the Expiration Date (as extended by the Option Period, if applicable); provided that the Base Rent during such Stub Period shall be 100% of the Rent payable prior to the commencement of the Stub Period.

66.    Lessee Maintenance Obligations. Paragraph 7.1 of the Lease is hereby deleted and replaced with the following:

“7.1    Notwithstanding Lessor’s obligation to keep the Premises in good condition and repair necessary in order to keep the Premises in first-class condition, Lessee shall be pay to Lessor, as additional rent, that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves the Premises, to the extent such cost is attributable to damage caused by Lessee. In addition, Lessee rather than Lessor shall be responsible for performing all interior painting and repairing and replacing floor coverings (including without limitation carpet), interior wall and window coverings within the Premises at Lessee’s sole cost and expense. Lessor may, at its option, upon reasonable notice, elect to require Lessee to perform any maintenance or repairs the costs of which is Lessee’s responsibility hereunder, provided that said maintenance or repairs are within Lessee’s limited obligations as noted in Paragraph 7.1. Lessee shall be responsible for the provision, at its sole cost, of janitorial services (including without limitation stocking restrooms and other comparable areas with soap and paper products, cleaning (including without limitation cleaning of appliances), recycling services, and collection and removal of trash and garbage), security services (including without limitation alarm monitoring), interior pest control, light bulb replacement and drinking water services (i.e., filtered, treated or bottled water in addition to the city tap water) to the Building and routine repairs and maintenance such as unclogging drains and toilets, repairing and replacing door handles and decorative hardware throughout the term of this Lease.”

67.    Lessor Maintenance Obligations. Paragraph 7.2 of the Lease is hereby deleted and replaced with the following:

“7.2    Subject to the provisions of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee’s Compliance with Applicable Requirements), 7.1 (Lessee’s Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, at Lessor’s sole cost and expense, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler system, fire alarm and/or smoke detection systems, fire hydrants, HVAC systems, plumbing, elevator, and the Common Areas, including landscaping and parking areas. Lessor shall be responsible for the performance, at its sole cost, of all maintenance, repair and replacement of the Premises, Building and Project that is necessary in order to keep the Premises in first-class condition and is not expressly made the responsibility of Lessee pursuant to Section 7.1 or another provision of this Lease. As part of its maintenance obligations under this Lease, Lessor, at Lessor’s sole cost and expense, shall secure and maintain service contracts covering the HVAC system, a customary roof maintenance contract, an elevator maintenance contract and such other contracts as may be customary with respect to maintaining the Premises, Building and Project in first-class condition and are not expressly made the responsibility of Lessee pursuant to Section 7.1, including, but not limited to, contracts with respect to the fire life safety system, parking lot sweeping and landscaping. Lessor shall also arrange for pest control services; provided that the portion of the cost of such pest control services allocable to the Premises shall be paid by Lessee within 30 days after demand. The allocation of the cost of pest control services between the Premises and the balance of the Project shall be made by the pest control provider. For clarity, Lessor has no obligation to provide or arrange for security services. Lessee expressly waives the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

Lessor shall also maintain the currently active lease with AT&T regarding the circuits installed in the Premises, which Lessor shall assign to Lessee on the Commencement Date or as soon as reasonably practicable. Lessee, at Lessee’s sole cost and expense, shall remit payment for the assignable circuits lease.”

68.    Removal of Certain Existing Furniture. Lessor shall have access to the Premises for thirty (30) days after the Commencement Date for purposes of removing Lessor’s furniture, equipment and other personal property including without limitation appliances and audiovisual systems (collectively “Lessor’s Personal Property) from the Premises. In the event that it is necessary for Lessee to relocate any of Lessor’s Personal Property in order to perform Lessee’s Work or to the extent Lessee performs work in the areas that contain Lessor’s Personal Property, Lessor agrees that Lessee shall not be liable for any damage to those items of Lessor’s Personal Property that must be relocated, except to the extent arising out of the gross negligence or willful misconduct of Lessee or any of Lessee’s agents, employees, or contractors. Lessor hereby confirms that the existing security system, including cameras, will not be removed from the Premises. The existing security system is available for Lessee’s use at its sole risk, and at its sole cost and expense, and is being provided in its “as is” condition without any representation or warranty of any kind, including without limitation any representation or warranty of fitness for a particular purpose or merchantability. This Lease does not include any of Lessor’s Personal Property other than that security system.

69.    Insert to 6.2. The following new Paragraph 6.2 (h) is hereby added to the Lease:

“(h)    Duty to Inform Lessee. If Lessor knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, Lessor shall immediately give written notice of such fact to Lessee, and provide Lessee with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.”

70.    Insert to 8.2(a). The following is added at the end of Paragraph 8.2(a): “, provided that policy shall not be considered primary and not contributory if both Lessee and Lessor are finally determined to be jointly liable with respect to the applicable claim.”

71.    Replacement of Paragraph 8.2(b). Paragraph 8.2(b) of the Lease is hereby deleted and replaced with the following:

“(b)    Carried by Lessor. Lessor shall obtain and keep in force a Commercial General Liability policy of insurance protecting Lessor and Lessee as an additional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an annual aggregate of not less than $2,000,000. Lessor shall add Lessee as an additional insured by means of an endorsement and provide Lessee with evidence of additional insured endorsement. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an “insured contract” for the performance of Lessor’s indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessor nor relieve Lessor of any obligation hereunder. Lessor shall provide an endorsement on its liability policy(ies) which provides that its insurance shall be primary to and not contributory with any similar insurance carried by Lessee; provided that policy shall not be considered primary and not contributory if both Lessee and Lessor are finally determined to be jointly liable with respect to the applicable claim.”

72.    Paragraph 8.4(b). Lessee may elect not to carry the coverage described in Paragraph 8.4(b), in which event Lessee shall be deemed to have self-insured the coverage described in Paragraph 8.4(b) with deemed full waiver of subrogation in favor of Lessor. For clarity, Lessee shall not be obligated to establish an actual program of self-insurance.

73.    Permitted Transfers. Notwithstanding anything to the contrary in Paragraph 12 of the Lease, Lessee may assign or sublet (each, a “Transfer”) all or part of its interest in this Lease or all or part of the Premises (a “Permitted Transfer”) to the following types of entities (a “Permitted Transferee”) without the written consent of Lessor: (a) any parent, subsidiary or affiliate corporation which Controls (as defined below), is Controlled by or is under common Control with Lessee (collectively, an “Affiliate”); (b) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity in which or with which Lessee, an Affiliate of Lessee, or their respective corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of business entities, so long as in both cases (a) and (b), (i) Lessee’s obligations hereunder are assumed by the Permitted Transferee; and (ii) the Permitted Transferee satisfies the Net Worth Threshold as of the effective date of the Permitted Transfer; or (c) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity which acquires all or substantially all of Lessee’s assets and/or ownership interests, if the Transferee satisfies the Net Worth Threshold as of the effective date of the Transfer. Lessee shall notify Lessor in writing of any such Permitted Transfer. Lessee shall remain liable for the performance of all of the obligations of Lessee hereunder, or if Lessee no longer exists because of a merger, consolidation, or acquisition, the surviving or acquiring entity shall expressly assume in writing, the obligations of Lessee hereunder. Additionally, the Permitted Transferee shall comply with all of the terms and conditions of this Lease, whether accruing prior to and/or from and after the consummation of the Transfer. No later than ten (10) days after the effective date of any Permitted Transfer, Lessee agrees to furnish Lessor with (1) copies of the instrument effecting any of the foregoing Transfers, (2) documentation establishing Lessee’s satisfaction of the requirements set forth above applicable to any such Transfer, and (3) evidence of insurance as required under this Lease with respect to the Permitted Transferee. The occurrence of a Permitted Transfer shall not waive Lessor’s rights as to any subsequent Transfers. As used herein, the term “Net Worth Threshold” shall mean the proposed Permitted Transferee has a tangible net worth equal to or greater than (x) that of Lessee immediately prior to such transaction, and (y) that of the originally named Lessee as of December 31 of the year prior to the Commencement Date (determined in accordance with generally accepted accounting principles consistently applied and excluding from the determination of total assets all assets which would be classified as intangible assets under generally accepted accounting principles, including, without limitation, goodwill, licenses, trademarks, trade names, copyrights and franchises), and as evidenced by financial statements audited by a certified public accounting firm reasonably acceptable to Lessor. The term “Control” shall mean the possession of the power to direct or cause the direction of the management and policy of such corporation, partnership, limited liability company or other entity, whether through the ownership of voting securities, by statute or by contract, and whether directly or indirectly through Affiliates.

74.    Notice Before Late Charge. Notwithstanding the provisions of Paragraph 13.4, the 5% late charge described in Paragraph 13.4 shall not be imposed with respect to the first or second late payment in any calendar year unless the applicable payment due from Lessee is not received by Lessor or Lessor’s designee within five (5) days following written notice from Lessor that such payment was not received when due. Following the second such written notice from Lessor in any calendar year (and regardless of whether such payment is then received within such 5 day period), a late charge will be imposed without notice for any subsequent payment due from Lessee during such calendar year which is not received within five (5) days of its due date.

75.    Response Times Goals.

75.1    Upon receiving notice of an event that substantially affects Lessee’s ability to operate (e.g., fire, water leaks, extensive electricity outage, HVAC outages during excessive heat or cold temperatures, structural damages, etc.) and/or involving imminent threat of serious injury or damage to persons or property within the Premises that is the obligation of Lessor to correct under this Lease (an “Emergency Event”), Lessor shall endeavor to respond and begin providing a cure to the Emergency Event within one (1) business day of being provided notice of said Emergency Event.

75.2    Upon receiving notice of a event that constitutes a nuisance but does not substantially affect Lessee’s ability to operate (e.g., HVAC outages during mild temperatures, minor electricity outage in an insignificant portion of the premises in which Lessee operates, etc.) that is the obligation of Lessor to correct under this Lease (a “Critical Event”), Lessor shall endeavor to respond and begin providing a cure to the Critical Event within five (5) business days of being provided notice of said Critical Event; and

75.3    Upon receiving notice of minor event that does not constitute an Emergency or Critical Event but is Lessor’s obligation to cure (e.g., an electrical outlet is not operational, a lighting fixture being maintained by Lessor is not operating properly, etc.), Lessor shall endeavor to respond and begin providing a cure to the minor event within fifteen(15) business days of being provided notice of said minor event.

76.    Lessee’s Self-Help Rights. If Lessee provides written notice to Lessor of the need for repairs and/or maintenance which are Lessor’s obligation to perform under this Lease, and Lessor fails to undertake such repairs and/or maintenance within ten (10) days after receipt of such notice (or such longer time as is reasonably necessary if more than ten (10) days are reasonably required to complete such repairs and Lessor commences such repairs within such 10-day period and thereafter diligently attempts to complete same), provided that in cases of an Emergency Event, Lessor shall have such shorter period of time as is reasonably necessary to commence such corrective action), then Lessee may proceed to undertake such repairs and/or maintenance upon delivery of an additional two (2) business days’ notice to Lessor that Lessee is taking such required action (except that no such additional notice shall be required to be provided by Lessee in case of an Emergency Event). If such repairs and/or maintenance were required under the terms of this Lease to be performed by Lessor and are not performed by Lessor prior to the expiration of such 10-day period (or the initial notice and repair period set forth in the first sentence of this Paragraph 76 in the event of an Emergency Event where no second notice if required) (the “Outside Repair Period”), then Lessee shall be entitled to reimbursement by Lessor of Lessee’s actual, reasonable, and documented costs and expenses in performing such maintenance and/or repairs. Such reimbursement shall be made within thirty (30) days after Lessor’s receipt of all of the following: (a) an invoice for such costs and expenses, (b) evidence that Lessee has paid those costs and expenses and (c) appropriate unconditional lien waivers from all persons entitled under applicable law to file a mechanic’s or materialmen’s lien with respect to the maintenance and repair work for which Lessee is seeking reimbursement (collectively, the “Reimbursement Demand”), and if Lessor fails to so reimburse Lessee within such 30-day period, then Lessee shall be entitled to offset against the Rent payable by Lessee under this Lease the amount of such Reimbursement Demand; provided, however, that notwithstanding the foregoing to the contrary, if (i) Lessor delivers to Lessee prior to the expiration of the Outside Repair Period described above, a written objection to Lessee’s right to receive any such reimbursement based upon Lessor’s good faith claim that such action did not have to be taken by Lessor pursuant to the terms of this Lease, or (ii) Lessor delivers to Lessee, within thirty (30) days after receipt of Lessee’s Reimbursement Demand, a written objection to the payment of such Reimbursement Demand based upon Lessor’s good faith claim that such charges are excessive (in which case, Lessor shall reimburse Lessee, within such 30-day period, the amount Lessor contends would not be excessive), then Lessee shall not be entitled to such reimbursement or offset against Rent, but Lessee, as its sole remedy, may proceed to claim a default by Lessor and seek a final judicial determination of its right to reimbursement. If such judicial determination results in a judgment in Lessee’s favor, and Lessor does not pay that judgment within thirty (30) days after it becomes final, Lessee may offset such amounts as so determined from Rent until fully paid to Lessee. In the event Lessee undertakes such repairs and/or maintenance, and such work will affect the HVAC system, the roof or any structural portions of the Building, and/or the exterior appearance of the Building or Project (or any portion thereof), Lessee shall use only those unrelated third party contractors used by Lessor for such work (the “Required Contractors”) unless such Required Contractors are unresponsive or are unwilling or unable to perform such work, in which event Lessee may utilize the services of any other qualified contractor which normally and regularly performs similar work in comparable first-class buildings in the vicinity of the Building (“Qualified Contractors”). Lessor agrees to provide Lessee with the name of the Required Contractors upon request. If Lessee takes the required action and is not obligated to use the Required Contractors under this Paragraph 76, Lessee shall use Qualified Contractors for the required action. Lessee shall comply with the other terms and conditions of this Lease if Lessee takes the required action, except that Lessee is not required to obtain Lessor’s consent for such repairs.

77.    Financial Statements. Lessor agrees not to request copies of financial statements more often than once in every twelve-month period, unless required in connection with a proposed sale or financing. As a condition to Lessor’s or any other recipient’s receipt of such financial statements, the natural person who will receive the financial statements shall provide Lessee with a commercially reasonable non-disclosure agreement, and only the natural person(s) signing such non-disclosure agreement may receive and review the financial statements. No person who is an employee of an entity which competes directly with Lessee shall be entitled to review the financial statements.

78.    Replacement of Paragraph 32. Paragraph 32 of the Lease is hereby deleted and replaced with the following

“32.    Lessor’s Access; Showing Premises; Repairs. Lessor and Lessor’s agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable prior notice for the purpose of showing the same to lenders, and tenants (subject to the limitations below) or making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee’s use of the Premises. Lessor shall provide prior written notice to Lessee five (5) days in advance of showing Premises to prospective tenants, and such showings, shall only occur in the final nine (9) months prior to the termination of this Lease. Lessor shall be accompanied by Lessee’s representative while on the Premises to protect the confidential nature of Lessee’s business; provided that Lessee’s failure to make a Lessee employee available at the time of Lessor’s entry into the Premises shall not limit Lessor’s or Lessor’s officers, agents, representatives’ right to enter the Premises. All such activities shall be without abatement of rent or liability to Lessee.”

79.    Abatement of Rent. In the event that Lessee is prevented from using, and does not use, the Premises or any portion thereof, as a result of any repair, maintenance or alteration performed by Lessor, or which Lessor failed to perform, after Commencement Date applicable to the Premises and required by this Lease, which substantially interferes with Lessee’s use of or ingress to or egress from the Premises (any such set of circumstances to be known as an “Abatement Event”), then Lessee shall give Lessor notice of such Abatement Event, and if such Abatement Event continues for five (5) consecutive business days after Lessor’s receipt of any such notice, or occurs for ten (10) non-consecutive business days in a twelve (12) month period (provided Lessor is sent a notice pursuant to Paragraph 23 of this Lease of each such Abatement Event) (in either of such events, the “Eligibility Period”), then the Base Rent shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Lessee continues to be so prevented from using, and does not use, the Premises, or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Lessee is prevented from using, and does not use (“Unusable Area”), bears to the total rentable area of the Premises; provided, however, in the event that Lessee is prevented from using, and does not use, the Unusable Area for a period of time in excess of the Eligibility Period and the remaining portion of the Premises is not sufficient to allow Lessee to effectively conduct its business therein, and if Lessee does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Lessee is so prevented from effectively conducting its business therein, the Base Rent shall be abated for such time as Lessee continues to be so prevented from using, and does not use, the Premises. If, however, Lessee reoccupies any portion of the Premises during such period, the Rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Lessee from the date Lessee reoccupies such portion of the Premises. Such right to abate Base Rent and Lessee’s Share of Direct Expenses and parking charges shall be Lessee’s sole and exclusive remedy at law or in equity for an Abatement Event; provided, however, that (A) nothing in this Paragraph 79, shall impair Lessee’s rights under Paragraph 76, above, and (B) if Lessor has not cured such Abatement Event within two hundred seventy (270) days after receipt of notice from Lessee, Lessee shall have the right to terminate this Lease during the first five (5) business days of each calendar month following the end of such 270-day period until such time as Lessor has cured the Abatement Event, which right may be exercised only by delivery of notice to Lessor (the “Abatement Event Termination Notice”) during such five (5) business-day period, and shall be effective as of a date set forth in the Abatement Event Termination Notice (the “Abatement Event Termination Date”), which Abatement Event Termination Date shall not be less than thirty (30) days, and not more than one (I) year, following the delivery of the Abatement Event Termination Notice. Notwithstanding anything contained in this Paragraph 79 to the contrary, Lessee’s Abatement Event Termination Notice shall be null and void (but only in connection with the first notice sent by Lessee with respect to each separate Abatement Event) if Lessor cures such Abatement Event within such thirty (30) day period following receipt of the Abatement Event Termination Notice. Notwithstanding the foregoing, the provisions of Paragraph 9 and not the provisions of this Paragraph 79 shall govern in the event of casualty damage to the Premises or Project and the provisions of Paragraph 14 below and not the provisions of this Paragraph 79 shall govern in the event of condemnation of all or a part of the Premises or Project.

80.    Americans with Disabilities Act. In consideration of Lessor’s agreement to provide the Allowance, Lessee agrees that Lessee shall be solely responsible for all Alterations and other improvements to the Project required to cause the Project to comply with the Americans with Disabilities Act. Lessee has undertaken its own investigation of the condition of the Project and the extent to which the Project may or may not be in compliance with the Americans with Disabilities Act and Lessor makes no representation or warranty as to the compliance (or the extent of any lack of compliance) of the Project with the Americans with Disabilities Act.

EXHIBIT A

PREMISES

(See Attached)

FIRST FLOOR PLAN
GENERAL NOTES
KEYNOTES
SHEET NOTES
WALL LEGEND
CORPORATE HEADQUARTERS FOR:
VIDEO PRODUCTS DISTRIBUTORS INC.
150 PARKSHORE COURT - LAKE FOREST INDUSTRIAL PARK
FOLSOM, SACRAMENTO COUNTY, CALIFORNIA
A2.1

SECOND FLOOR COVERING PLAN
ENLARGED RESTROOM PLAN

SHEET NOTES

GENERAL NOTES

CORPORATE HEADQUARTERS FOR:

VIDEO PRODUCTS DISTRIBUTORS INC.

150 PARKSHORE COURT - LAKE FOREST INDUSTRIAL PARK
FOLSOM, SACRAMENTO COUNTY, CALIFORNIA

SECOND FLOOR FLOOR COVERING PLAN

A2.5.2

THIRD FLOOR FLOOR COVERING PLAN

ENLARGED RESTROOM PLAN

SHEET NOTES

GENERAL NOTES

CORPORATE HEADQUARTERS FOR:

VIDEO PRODUCTS DISTRIBUTORS INC.

150 PARKSHORE COURT - LAKE FOREST INDUSTRIAL PARK

FOLSOM, SACRAMENTO COUNTY, CALIFORNIA

A2.5.3

OVERALL SITE PLAN
PARKSHORE DRIVE
PARKSHORE DRIVE
KEYNOTES
SHEET NOTES
GENERAL NOTES

SHELL BUILDING EXPANSION FOR:

VIDEO PRODUCTS DISTRIBUTORS INC.

150 PARKSHORE DRIVE
FOLSOM, CALIFORNIA

A1.1

OPEN OFFICE
SECOND FLOOR PLAN

SHEET NOTES

GENERAL NOTES

EXTERIOR WALL LEGEND

INTERIOR WALL LEGEND

SHELL BUILDING EXPANSION FOR:
VIDEO PRODUCTS DISTRIBUTORS INC.
150 PARKSHORE DRIVE
FOLSOM, CALIFORNIA

THE PIONEER COMPANIES

A2.2

SECOND FLOOR PLAN

PEDESTRIAN WALKWAY
OPEN OFFICE

1 THIRD FLOOR PLAN

GENERAL NOTES

A. FIRE BLOCKING SHALL OCCUR IN EXTERIOR WALL CAVITIES @ FLOOR AND CEILING LEVELS, MAXIMUM 10'-0" O.C. VERTICALLY SPACED. REFER TO DETAIL.

B. CONTRACTOR SHALL INSTALL FRICTION FIT R FULL STUD DEPTH BATT INSULATION WITHIN ALL INTERIOR WALLS, TYP.

C. PROVIDE AND INSTALL FIRE EXTINGUISHERS AT INDICATED LOCATIONS AND WITH A MINIMUM RATING OF 2A-10BC AT A MINIMUM OF (1) EXTINGUISHER PER 3000 SQ. FT. OF FLOOR AREA.

D. EXTINGUISHERS SHALL BE INSTALLED SUCH THAT THE MAXIMUM TRAVEL DISTANCE BETWEEN EXTINGUISHERS DOES NOT EXCEED 75 FEET. EXTINGUISHERS ARE TO BE INSTALLED ON A MOUNTING BRACKET AT JANITOR ROOMS, MACHINE ROOMS, AND WITHIN A CABINET AT CORRIDORS AND HALLWAYS WITH THE TOP OF THE EXTINGUISHER MOUNTED 48" A.F.F.

E. ALL DIMENSIONS ARE TO FACE OF METAL STUD FRAMING, U.O.N. AND/OR SHOWN TO GYPSUM.

F. VERIFY ROUGH OPENING DIMENSIONS FOR STOREFRONT IN FIELD.

G. WINDOW SCHEDULE AND TYPES INDICATED BY ( ) REFER TO A3.1

H. SPANDREL GLAZING AND FURRING LOCATION SHOWN AS DASHED LINE. REFER TO WINDOW SCHEDULE

EXTERIOR WALL LEGEND

[illegible]

INTERIOR WALL LEGEND

[illegible]

THE FIGURE COMPANIES

SHELL BUILDING EXPANSION FOR:
VIDEO PRODUCTS DISTRIBUTORS INC.
150 PARKSHORE DRIVE
FOLSOM, CALIFORNIA

A2.3

THIRD FLOOR PLAN

WATER SERVICES DETAIL
SEWER CONNECTION
DRAINAGE CONNECTION
LANDSCAPE WATER CONNECTION
FIRE PROTECTION
WATER CONNECTION
DOMESTIC WATER METER
GENERAL WATER NOTES
M·H·M
CITY OF FOLSOM
VIDEO PRODUCTS DISTRIBUTION
UTILITY LAYOUT PLAN

1 OVERALL SITE PLAN - FOR REFERENCE ONLY

PARKSHORE DRIVE

KEYNOTES

GENERAL NOTES

TENANT IMPROVEMENT EXPANSION FOR:

VIDEO PRODUCTS DISTRIBUTORS INC.

150 PARKSHORE DRIVE

FOLSOM, CALIFORNIA

A1.1

EXHIBIT B

DATA VERIFICATION CHECKLIST

(See Attached)

Parkshore Partners, LLC (formerly Video Products Distributors, Inc.)
Registry Name: Parkshore Partners, LLC (formerly Video Products Distributors, Inc.)
Primary Function: Office
Gross Floor Area (ft2): 63,798 Built: 1999 For Year Ending: 08/31/2015 Date Generated: 09/30/2015

Property & Contact Information

Property Address Parkshore Partners, LLC (formerly Video Products Distributors, Inc.) 150 Parkshore Drive Folsom, California 95630	Property Owner Parkshore Partners, LLC (Formerly Video Products Distributors) 150 Parkshore Drive Folsom, CA 95630 916-605-1560	Primary Contact Rich Gianechini 150 Parkshore Drive Folsom, CA 95630 916-605-1560 rgianechini@parkshorepartners.net

Property ID: 1976804

Unique Building Identifier: These pair of skyway connected three story buildings, located on a 4-acre oak studded site, formerly the 62,000 square foot corporate headquarters of a major distributor of home DVD movies and video games. The buildings incorporate natural looking materials and finishes to blend with the surroundings. Functional exterior decks not only add texture to the building, but also provide sun screening to lower floors. The facility contains corporate offices surrounded by open space planning radiating out from a central, sky-lit atrium.

1.	Review of Whole Property Characteristics

Basic Property Information

1) Property Name: Parkshore Partners, LLC (formerly Video Products Distributors, Inc.) Is this the official name of the property? If “No”, please specify:	☐	Yes	☐	No

2) Primary Function: Office Is this an accurate description of the primary use of this property?	☐	Yes	☐	No

3) Location: 150 Parkshore Drive Folsom, California 95630 Is this correct and complete?	☐	Yes	☐	No

4) Gross Floor Area: 63,798 ft2

Does this represent the entire property? (i.e., no part of the building/property was excluded/subtracted from the total.) If “no” please specify what space has been excluded.

	☐	Yes	☐	No

5) Average Occupancy: 0 Is this occupancy accurate for the entire 12 month period being assessed?	☐	Yes	☐	No

6) Number of Buildings: 1 Does this number accurately represent all structures?	☐	Yes	☐	No

Notes:

Indoor Environmental Standards

1) Ventilation for Acceptable Indoor Air Quality Does this property meet the ASHRAE Standard 62 for ventilation for acceptable indoor air quality?	☐	Yes	☐	No

2) Acceptable Thermal Environmental Conditions Does this property meet the ASHRAE Standard 55 for thermal comfort?	☐	Yes	☐	No

3) Acceptable Illumination Does this property adhere to the IESNA Lighting Handbook for lighting quality?	☐	Yes	☐	No

Notes:

2. Review of Property Use Details

Office: Office Area

*This Use Detail is used to calculate the 1-100 ENERGY STAR Score.

*1) Gross Floor Area: 44,439 ft2

Is this the total size, as measured between the principal exterior surfaces of the enclosing fixed walls of the building(s)? This includes all areas inside the building(s) such as: occupied tenant areas, common areas, meeting areas, break rooms, restrooms, elevator shafts, mechanical equipment areas, and storage rooms. Gross Floor Area should not include interstitial plenum space between floors, which may house pipes and ventilation. Gross Floor Area is not the same as rentable, but rather includes all area inside the building(s). Leasable space would be a sub-set of Gross Floor Area. In the case where there is an atrium, you should count the Gross Floor Area at the base level only. Do not increase the size to accommodate open atrium space at higher levels. The Gross Floor Area should not include any exterior spaces such as balconies or exterior loading docks and driveways.

	☐	Yes	☐	No
*2) Weekly Operating Hours: 46.63

Is this the total number of hours per week that the property is occupied by the majority of the employees? It does not include hours when the property is occupied only by maintenance, security, or other support personnel. The Weekly Operating Hours is not the same as the hours during which the HVAC equipment is run, but rather should be based on the hours during which your property is actually occupied by the majority of the tenants. It is possible that these hours may correspond to hours specified within a lease, during which the owner is required to provide the leasee with conditioned space. However, this number should never include additional HVAC startup or shutdown time. For properties with a schedule that varies during the year, Weekly Operating Hours refers to the schedule most often followed.

NOTE: This use detail was changed during the year ending 08/31/2015. The value above represents a time-weighted average of the values over this timeframe. The following table outlines the history of the changes resulting in the value displayed above:

	☐	Yes	☐	No

Timeframe	Value
09/01/2014 – 12/30/2014	60
12/31/2014 – 08/31/2015	40

*3) Number of Workers on Main Shift: 1

Is this the total number of workers present during the primary shift? This is not a total count of workers, but rather a count of workers who are present at the same time. For example, if there are two daily eight hour shifts of 100 workers each, the Number of Workers on Main Shift value is 100. Number of Workers on Main Shift may include employees of the property, sub-contractors who are onsite regularly, and volunteers

	☐	Yes	☐	No

who perform regular onsite tasks. Number of Workers should not include visitors to the buildings such as clients, customers, or patients.

*4)	Number of Computers: 3.66

Is this the total number of computers, laptop, and data servers at the property? This number should not include tablet computers, such as iPads, or any other types of office equipment.	☐Yes	☐No

NOTE: This use detail was changed during the year ending 08/31/2015. The value above represents a time-weighted average of the values over this timeframe. The following table outlines the history of the changes resulting in the value displayed above:

Timeframe		Value
09/01/2014-12/30/2014	5
12/31/2014-08/31/2015	5

*5)	Percent That Can Be Heated: 100

Is this the total percentage of the property that can be heated by mechanical equipment?	☐Yes	☐No

*6)	Percent That Can Be Cooled: 100

Is this the total percentage of the property that can be cooled by mechanical equipment? This includes all types of cooling from central air to individual window units.	☐Yes	☐No

Notes:

Parking: Parking (w/o roof)

*This Use Detail is used to calculate the 1-100 ENERGY STAR Score.

*1)	Open Parking Lot Size: 73,484 ft2

Is this the total area that is lit and used for parking vehicles? Open Parking Lot Size refers specifically to open area, which may include small shading covers but does not include any full structures with roofs. Parking lot size may include the area of parking spots, lanes, and driveways.

☐Yes	☐No

*2)	Partially Enclosed Parking Garage Size: 16,080 ft2

Is this the total area of parking structures that are partially enclosed? This includes parking garages where each level is considered at the top, but the walls are partially or fully open.	☐Yes	☐No

*3)	Completely Enclosed Parking Garage Size: 0 ft2

☐Yes  ☐No

Is this the total area of parking structures that are completely enclosed on all four sides and have a roof? This includes underground parking or fully enclosed parking on the first few stories of a building.

*4)	Supplemental Heating: No

Does the parking garage have a heating system to pre-heat ventilation air and/or maintain a minimum temperature during winter months?	☐Yes	☐No

Notes:

Office: Server Room

*This Use Detail is used to calculate the 1-100 ENERGY STAR Score.

*1)	Gross Floor Area: 1,092 ft2

Is this the total size, as measured between the principal exterior surfaces of the enclosing fixed walls of the building(s)? This includes all areas inside the building(s) such as: occupied tenant areas, common areas, meeting areas, break rooms, restrooms, elevator shafts, mechanical equipment areas, and storage rooms. Gross Floor Area should not include interstitial plenum space between floors, which may house pipes and ventilation. Gross Floor Area is not the same as rentable, but rather includes all area inside the building(s). Leasable space would be a sub-set of Gross Floor Area. In the case where there is an atrium, you should count the Gross Floor Area at the base level only. Do not increase the size to accommodate open atrium space at higher levels. The Gross Floor Area should not include any exterior spaces such as balconies or exterior loading docks and driveways.

☐Yes	☐No

*2)	Weekly Operating Hours: 168

Is this the total number of hours per week that the property is occupied by the majority of the employees? It does not include hours when the property is occupied only by maintenance, security, or other support personnel. The Weekly Operating Hours is not the same as the hours during which the HVAC equipment is run, but rather should be based on the hours during which your property is actually occupied by the majority of the tenants. It is possible that these hours may correspond to hours specified within a lease, during which the owner is required to provide the leasee with conditioned space. However, this number should never include additional HVAC startup or shutdown time. For properties with a schedule that varies during the year, Weekly Operating Hours refers to the schedule most often followed.

☐	Yes	☐	No

*3)	Number of Workers on Main Shift: 0.66

Is this the total number of workers present during the primary shift? This is not a total count of workers, but rather a count of workers who are present at the same time. For example, if there are two daily eight hour shifts of 100 workers each, the Number of Workers on Main Shift value is 100. Number of Workers on Main Shift may include employees of the property, sub-contractors who are onsite regularly, and volunteers who perform regular onsite tasks. Number of Workers should not include visitors to the buildings such as clients, customers, or patients.

☐	Yes	☐	No

NOTE: This use detail was changed during the year ending 08/31/2015. The value above represents a time-weighted average of the values over this timeframe. The following table outlines the history of the changes resulting in the value displayed above:

Timeframe	Value
09/01/2014-12/30/2014	2
12/31/2014-08/31/2015	0

*4) Number of Computers: 44.78

Is this the total number of computers, laptops, and data servers at the property? This number should not include tablet computers, such as iPads, or any other types of office equipment.	☐ Yes	☐ No

NOTE: This use detail was changed during the year ending 08/31/2015. The value above represents a time-weighted average of the values over this timeframe. The following table outlines the history of the changes resulting in the value displayed above:

Timeframe	Value
09/01/2014-12/30/2014	125
12/31/2014-08/31/2015	5

*5) Percent That Can Be Heated: 0

Is this the total percentage of the property that can be heated by mechanical equipment?	☐ Yes	☐ No

*6) Percent That Can Be Cooled: 100

Is this the total percentage of the property that can be cooled by mechanical equipments? This includes all types of cooling from central air to individual window units.	☐ Yes	☐ No

Notes:

Office: Vacant

*This Use Detail is used to calculate the 1-100 ENERGY STAR Score

*1)	Gross Floor Area: 18,267 ft2

Is this the total size, as measured between the principle exterior surfaces of the enclosing fixed walls of the building(s)? This includes all areas inside the building(s) such as: occupied tenant areas, common areas, meeting areas, break rooms, restrooms, elevator shafts, mechanical equipment areas, and storage rooms. Gross Floor Area should not include interstitial plenum space between floors, which may house pipes and ventilation. Gross Floor Area is not the same as rentable, but rather includes all area inside the building(s). Leasable space would be a sub-set of Gross Floor Area. In the case where there is an atrium, you should count the Gross Floor Area at the base level only. Do not increase the size to accommodate open atrium space at higher

☐ Yes	☐ No

6

levels. The Gross Floor Area should not include any exterior spaces such as balconies or exterior loading docks and driveways.

* 2) Weekly Operating Hours: 0

Is this the total number of hours per week that the property is occupied by the majority of the employees? It does not include hours when the property is occupied only by maintenance, security, or other support personnel. The Weekly Operating Hours is not the same as the hours during which the HVAC equipment is run, but rather should be based on the hours during which your property is actually occupied by the majority of the tenants. It is possible that these hours may correspond to hours specified within a lease, during which the owner is required to provide the leasee with conditioned space. However, this number should never include additional HVAC startup or shutdown time. For properties with a schedule that varies during the year, Weekly Operating Hours refers to the schedule most often followed.

	☐ Yes	☐ No

* 3) Number of Workers on Main Shift: 0

Is this the total number of workers present during the primary shift? This is not a total count of workers, but rather a count of workers who are present at the same time. For example, if there are two daily eight hour shifts of 100 workers each, the Number of Workers on Main Shift value is 100. Number of Workers on Main Shift may include employees of the property, sub-contractors who are onsite regularly, and volunteers who perform regular onsite tasks. Number of Workers should not include visitors to the buildings such as clients, customers, or patients.

	☐ Yes	☐ No

* 4) Number of Computers: 0

Is this the total number of computers, laptops, and data servers at the property? This number should not include tablet computers, such as iPads, or any other types of office equipment.	☐ Yes	☐ No

* 5) Percent That Can Be Heated: 0

Is this the total percentage of the property that can be heated by mechanical equipment?	☐ Yes	☐ No

* 6) Percent That Can Be Cooled: 0

Is this the total percentage of the property that can be cooled by mechanical equipment? This includes all types of cooling from central air to individual window units.	☐ Yes	☐ No

Notes:

3. Review of Energy Consumption

Data Overview

Site Energy Use Summary		National Median Comparison
Natural Gas (kBtu)	0 (0%)	National Median Site EUI (kBtu/ft2)	39
Electric - Grid (kBtu)	1,705,755.2 (100%)	National Median Source EUI (kBtu/ft2)	122.5
Total Energy (kBtu)	1,705,755.2

Energy Intensity		% Diff from National Median Source
Site (kBtu/ft2)	26.7	EUI	-31.5%
Source (kBtu/ft2 )	84

		Emissions (based on site energy use) Greenhouse Gas Emissions (Metric Tons CO2e)	139.1

		Power Generation Plant or Distribution Utility:
		Sacramento Municipal Utility District

Note: All values are annualized to a 12-month period. Source Energy includes energy used in generation and transmission to enable an equitable assessment.

Summary of All Associated Meters

The following meters are associated with the property, meaning that they are added together to get the total energy use for the property. Please see additional tables in this checklist for the exact meter consumption values.

Meter Name	Fuel Type	Start Date	End Date	Associated With
PGE 48498549-3269197005	Natural Gas	12/20/2008	In Use	Parkshore Partners, LLC (formerly Video Products Distributors, Inc.)
Electric 364116	Electric	12/09/2008	In Use	Parkshore Partners, LLC (formerly Video Products Distributors, Inc.)

Total Energy Use

Do the meters shown above account for the total energy use of this property during the reporting period of this application?	☐ Yes	☐ No

Additional Fuels

Do the meters above include all fuel types at the property? That is, no additional fuels such as district steam, generator fuel oil have been excluded.	☐ Yes	☐ No

On-Site Solar and Wind Energy

Are all on-site solar and wind installations reported in this list (if present)? All on-site systems must be reported.	☐ Yes	☐ No

Notes:

Natural Gas Meter: PGE 48498549-3269197005-3269197005-3269197005-32 (therms)

Associated With: Parkshore Partners, LLC (formerly Video Products Distributors, Inc.)

Start Date	End Date	Usage
08/20/2014	09/19/2014	0
09/19/2014	10/20/2014	0
10/20/2014	11/19/2014	0
11/19/2014	12/18/2014	0
12/18/2014	01/20/2015	0
01/20/2015	02/19/2015	0
02/19/2015	03/20/2015	0
03/20/2015	04/21/2015	0
04/21/2015	05/20/2015	0
05/20/2015	06/19/2015	0
06/19/2015	07/20/2015	0
07/20/2015	08/19/2015	0
08/19/2015	09/18/2015	0
Total Consumption (therms):		0
Total Consumption (kBtu (thousand Btu)):		0

Total Energy Consumption for this Meter

Do the fuel consumption totals shown above include consumption of all energy tracked through this meter that affect energy calculations for the reporting period of this application (i.e., do the entries match the utility bills received by the property)?

☐ Yes	☐ No

Notes:

Electric Meter: Electric 364116 (kWh (thousand Watt-hours))

Associated With: Parkshore Partners, LLC (formerly Video Products Distributors, Inc.)

Start Date	End Date	Usage	Green Power?
08/08/2014	09/08/2014	74,176	No
09/09/2014	10/07/2014	64,577	No
10/08/2014	11/05/2014	52,023	No

Start Date	End Date	Usage	Green Power?
11/06/2014	12/08/2014	51,357	No
12/09/2014	01/08/2015	40,004	No
01/09/2015	02/09/2015	37,903	No
02/10/2015	03/11/2015	31,268	No
03/12/2015	04/09/2015	28,819	No
04/10/2015	05/08/2015	28,768	No
05/09/2015	06/09/2015	32,358	No
06/10/2015	07/09/2015	42,747	No
07/10/2015	08/07/2015	39,005	No
08/08/2015	09/08/2015	43,407	No
Total Consumption (kWh (thousand Watt-hours)):			566,412
Total Consumption (kBtu (thousand Btu)):			1,932,597.7

Total Energy Consumption for this Meter

Do the fuel consumption totals shown above include consumption of all energy tracked through this meter that affect energy calculations for the reporting period of this application (i.e., do the entries match the utility bills received by the property)?

☐ Yes	☐ No

Notes:

4. Signature & Stamp of Verifying Licensed Professional

                             (Name) visited this site on                  (Date). Based on the conditions observed at the time of the visit to this property, I verify that the information within this application is accurate and in accordance with the Licensed Professional Guide.

Signature: Date:

Licensed Professional

ABM Building Solutions, LLC (Sacramento) 5725 Alder Avenue Sacramento, CA 95828 916-381-4526 greg.gordon@abm.com
NOTE: When applying for the ENERGY STAR, the signature of the Verifying Professional must match the stamp.	Professional Engineer Stamp (if applicable)

EXHIBIT C

INITIAL TENANT IMPROVEMENTS

(See Attached)

A
B
C
D

PARTIAL FIRST FLOOR PLAN_NORTH BUILDING

ELECTRICAL SYMBOL LEGEND

WALL LEGEND

KEY NOTES:

KEY PLAN

POWERSCHOOL

PARTIAL FIRST FLOOR PLAN- NORTH BUILDING

A2.1

NO NEW WORK, SHOWN FOR REFERENCE ONLY.

1
2
3
4
4.3
A
A.2
B
C
D
E
F
G
2.2
2.7

PARTIAL FIRST FLOOR PLAN_SOUTH BUILDING -FOR REFERENCE ONLY-

ELECTRICAL SYMBOL LEGEND

WALL LEGEND

Interior Non-Bearing Partitions

KEY NOTES:

KEY PLAN

POWERSCHOOL

PARTIAL FIRST FLOOR PLAN-SOUTH BUILDING

A2.2

1
2
3
4
5
6
A
B
C
D

PARTIAL SECOND FLOOR PLAN_NORTH BUILDING

KEY PLAN

ELECTRICAL SYMBOL LEGEND

WALL LEGEND

Interior Non-Bearing Partitions

KEY NOTES:

POWERSCHOOL

PARTIAL SECOND FLOOR PLAN- NORTH BUILDING

A2.3

1
2
3
4
4.3
A
B
C
D
E
F
G
2.4
2.7

PARTIAL SECOND FLOOR PLAN_SOUTH BUILDING

ELECTRICAL SYMBOL LEGEND

WALL LEGEND

Interior Non-Bearing Partitions

KEY NOTES:

KEY PLAN

POWERSCHOOL

PARTIAL SECOND FLOOR PLAN-SOUTH BUILDING

A2.4

PARTIAL THIRD FLOOR PLAN_NORTH BUILDING

KEY PLAN

ELECTRICAL SYMBOL LEGEND

WALL LEGEND

KEY NOTES:

POWERSCHOOL

PARTIAL THIRD FLOOR PLAN- NORTH BUILDING

A2.5

A
B
C
D
E
F
G
1
2
3
4
4.1
2.1

PARTIAL THIRD FLOOR PLAN_SOUTH BUILDING

ELECTRICAL SYMBOL LEGEND

WALL LEGEND

KEY NOTES:

KEY PLAN

POWERSCHOOL

PARTIAL THIRD FLOOR PLAN- SOUTH BUILDING

A2.6